UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-07896

                         GAMCO Global Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                           Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Rising Income and Dividend Fund Annual Report — December 31, 2016
Mario J. Gabelli, CFA

To Our Shareholders,

For the year ended December 31, 2016, the net asset value (“NAV”) per Class AAA Share of The Gabelli Global Rising Income and Dividend Fund increased 5.4% compared with increases of 7.9% and 7.5% for the Bank of America Merrill Lynch Global 300 Convertible Index and the Morgan Stanley Capital International (“MSCI”) World Index, respectively. See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2016.

Performance Discussion (Unaudited)

While 2016 was marred by continued unrest in the Middle East and terrorist incidents around the world, the U.S. election dominated the national conscience. The rise in the market since November 8 has the potential to rank as the largest market post-election move for a new President since the 1961 inauguration of JFK. The so called Trump rally has been fueled by the potential for increased fiscal stimulus, lower corporate and individual taxes, and deregulation.

The Fund’s objective is to obtain a high level of total return through a combination of current income and capital appreciation. The Fund achieves its investment objective by investing primarily in foreign and domestic issuers that the Fund’s portfolio manager believes are likely to pay dividends and income and have the potential for above average capital appreciation and dividend increases.

Selected holdings that contributed positively to performance in 2016 were: Hunter Douglas N.V. (1.1% of net assets as of December 31, 2016) whose record sales in North America and Europe along with key acquisitions lifted performance; Comerica Inc. (0.9%) and Dana Inc. (0.7%) launched multiple customer programs and improved profitability through cost performance and new business growth.

Some of our weaker performing securities were: Vodafone Group PLC (1.8%) was impacted by the decline in sterling against the dollar following the UK referendum on the EU; Millicom International Cellular SDR (1.6%) reported softer than expected quarterly revenues and continued intense wireless competition in Colombia; and Mandarin Oriental International Ltd., (0.7%) where weaker demand affected the company’s key destinations Hong Kong, London, Paris, and Washington, D.C.

Thank you for your investment in the Gabelli Global Rising Income and Dividend Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2016 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(2/3/94)
Class AAA (GAGCX)	5.41%	5.22%	1.59%	3.87%	4.36%
Bank of America Merrill Lynch Global 300 Convertible Index	7.92	9.97	5.69	6.02	N/A	(d)
MSCI World Index	7.51	10.41	3.83	5.83	6.36	(e)
Lipper Convertible Securities Fund Average	8.35	8.61	5.54	6.26	7.26
Class A (GAGAX)	5.38	5.14	1.58	3.89	4.38
With sales charge (b)	(0.68)	3.90	0.98	3.48	4.11
Class C (GACCX)	4.61	3.73	0.45	2.88	3.70
With contingent deferred sales charge (c)	3.61	3.73	0.45	2.88	3.70
Class I (GAGIX)	5.76	5.44	1.82	4.02	4.47

In the current prospectuses dated April 29, 2016, the expense ratios for Class AAA, A, C, and I Shares are 1.75%, 1.75%, 2.50%, and 1.50%, respectively, and effective October 1, 2016 the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) are 2.00%, 2.00%, 2.75%, and 1.00%, respectively. See page 10 for the expense ratios for the year ended December 31, 2016. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on May 2, 2001, November 26, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Bank of America Merrill Lynch Global 300 Convertible Index is an unmanaged global convertible index composed of companies representative of the market structure of countries in North America, Europe, and the Asia/Pacific region. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Convertible Securities Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)	There is no data available for the Bank of America Merrill Lynch Global 300 Convertible Index prior to December 31, 1994.

(e)	MSCI World Index since inception performance is as of January 31, 1994.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND (CLASS AAA SHARES),

LIPPER CONVERTIBLE SECURITIES FUND AVERAGE, AND MSCI WORLD INDEX (Unaudited)

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Global Rising Income and Dividend Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2016 through December 31, 2016	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual

expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2016.

	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period*

The Gabelli Global Rising Income and Dividend Fund
Actual Fund Return
Class AAA	$1,000.00	$1,026.90	1.63%	$ 8.30
Class A	$1,000.00	$1,027.10	1.63%	$ 8.31
Class C	$1,000.00	$1,023.60	2.38%	$12.11
Class I	$1,000.00	$1,029.00	1.18%	$ 6.02
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.94	1.63%	$ 8.26
Class A	$1,000.00	$1,016.94	1.63%	$ 8.26
Class C	$1,000.00	$1,013.17	2.38%	$12.04
Class I	$1,000.00	$1,019.20	1.18%	$ 5.99

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2016:

The Gabelli Global Rising Income and Dividend Fund

Food and Beverage	19.5%
U.S. Government Obligations	18.1%
Financial Services	13.1%
Electronics	6.7%
Diversified Industrial	5.7%
Telecommunications	5.7%
Cable and Satellite	2.7%
Consumer Products	2.6%
Energy and Utilities	2.5%
Automotive	2.3%
Specialty Chemicals	2.3%
Health Care	2.2%
Machinery	2.0%
Building and Construction	1.9%
Publishing	1.7%
Automotive: Parts and Accessories	1.7%

Wireless Communications	1.6%
Hotels and Gaming	1.2%
Entertainment	0.9%
Computer Software and Services	0.9%
Retail	0.8%
Equipment and Supplies	0.8%
Energy and Energy Services	0.7%
Metals and Mining	0.6%
Consumer Services	0.3%
Agriculture	0.2%
Broadcasting	0.0%*
Other Assets & Liabilities (Net)	1.3%

100.0%

*	Amount represents less than 0.05%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments — December 31, 2016

Principal			Market
Amount		Cost	Value
	CONVERTIBLE CORPORATE BONDS — 5.4%
	Automotive — 1.7%
	Navistar International Corp., Sub. Deb.,
$450,000	4.500%, 10/15/18	$ 432,070	$445,781
300,000	4.750%, 04/15/19	300,000	297,750

		732,070	743,531

	Broadcasting — 0.0%
400,000	Citadel Broadcasting Corp., Escrow, Sub. Deb., Zero Coupon, 02/11/20	0	0

	Building and Construction — 0.5%
250,000	Layne Christensen Co., 4.250%, 11/15/18	244,101	228,281

	Computer Software and Services — 0.5%
100,000	Mentor Graphics Corp., Sub. Deb., 4.000%, 04/01/31	99,197	186,501
10,000	VeriSign Inc., STEP, 4.485%, 08/15/37	13,192	22,306

		112,389	208,807

	Consumer Services — 0.2%
100,000	Ascent Capital Group Inc., 4.000%, 07/15/20	87,302	76,000

	Diversified Industrial — 1.9%
150,000	Aerojet Rocketdyne Holdings Inc., Sub. Deb., 4.063%, 12/31/39	132,377	298,219
300,000	Griffon Corp., Sub. Deb., 4.000%, 01/15/17(a)	299,989	528,938

		432,366	827,157

	Energy and Utilities — 0.0%
200,000	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/18†	0	0

	Metals and Mining — 0.6%
250,000	Newmont Mining Corp., Ser. B, 1.625%, 07/15/17	316,523	255,469

	TOTAL CONVERTIBLE CORPORATE BONDS	1,924,751	2,339,245

Shares
	COMMON STOCKS — 75.2%
	Agriculture — 0.2%
1,000	Syngenta AG, ADR	79,810	79,050

	Automotive — 0.6%
7,000	General Motors Co.	245,344	243,880

	Automotive: Parts and Accessories — 1.7%
286	Adient plc†	13,442	16,760

			Market
Shares		Cost	Value
17,000	Dana Inc.	$291,299	$322,660
4,000	Federal-Mogul Holdings Corp.†	37,917	41,240
1,200	Genuine Parts Co.	108,516	114,648
4,000	Uni-Select Inc.	90,354	87,856
2,000	Visteon Corp.	212,042	160,680

		753,570	743,844

	Building and Construction — 1.4%
500	Chofu Seisakusho Co. Ltd.	11,059	11,239
11,700	Herc Holdings Inc.†	385,650	469,872
2,865	Johnson Controls International plc	102,586	118,009

		499,295	599,120

	Cable and Satellite — 2.7%
20,000	Rogers Communications Inc., Cl. B	707,828	771,600
32,000	Sky plc	426,383	390,821

		1,134,211	1,162,421

	Computer Software and Services — 0.4%
19,000	Global Sources Ltd.†	127,477	168,150

	Consumer Products — 2.6%
2,000	Eastman Kodak Co.†	12,346	31,000
8,234	Hunter Douglas NV	344,086	463,281
2,000	L’Oreal SA	335,032	365,060
1,500	Salvatore Ferragamo SpA	29,710	35,417
4,500	Svenska Cellulosa AB, Cl. A	141,505	126,594
5,000	Unicharm Corp.	95,893	109,412

		958,572	1,130,764

	Consumer Services — 0.1%
3,000	Ashtead Group plc	57,297	58,416

	Diversified Industrial — 3.8%
9,000	Ampco-Pittsburgh Corp.	142,961	150,750
7,000	General Electric Co.	167,090	221,200
7,500	Jardine Matheson Holdings Ltd.	400,456	414,375
16,000	Jardine Strategic Holdings Ltd.	535,080	531,200
16,000	Myers Industries Inc.	252,055	228,800
2,075	Textron Inc.	51,916	100,762

		1,549,558	1,647,087

	Electronics — 6.7%
1,000	Agilent Technologies Inc.	37,879	45,560
6,500	Harman International Industries Inc.	711,705	722,540
20,000	InvenSense Inc.†	254,538	255,800
38,000	Sony Corp.	1,056,754	1,064,813
28,000	Sony Corp., ADR	569,850	784,840

		2,630,726	2,873,553

	Energy and Energy Services — 0.7%
6,000	BP plc, ADR	202,748	224,280
14,000	Weatherford International plc†	90,139	69,860

		292,887	294,140

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities — 2.5%
10,000	Cameco Corp.	$96,731	$104,700
3,000	National Fuel Gas Co.	164,089	169,920
6,000	National Grid plc, ADR	437,107	349,980
11,803	Royal Dutch Shell plc, Cl. B	268,350	342,418
1,000	Severn Trent plc	27,057	27,384
2,000	The Empire District Electric Co.	66,700	68,180

		1,060,034	1,062,582

	Entertainment — 0.9%
7,000	Discovery Communications Inc., Cl. A†	204,405	191,870
2,000	Grupo Televisa SAB, ADR	40,332	41,780
3,000	International Game Technology plc	55,199	76,560
15,000	ITV plc	58,075	38,155
3,000	Vivendi SA	69,982	57,017

		427,993	405,382

	Equipment and Supplies — 0.8%
1,500	Graco Inc.	100,232	124,635
6,000	Mueller Industries Inc.	175,719	239,760

		275,951	364,395

	Financial Services — 13.1%
1,000	American Express Co.	80,155	74,080
8,000	American International Group Inc.	290,036	522,480
3	Berkshire Hathaway Inc., Cl. A†	358,105	732,363
15,000	Citigroup Inc.	809,386	891,450
6,000	Comerica Inc.	269,538	408,660
9,000	Deutsche Bank AG†	203,599	162,900
4,000	EXOR NV	144,747	172,551
22,000	FinecoBank Banca Fineco SpA	149,536	123,434
35,000	GAM Holding AG	599,659	405,578
6,000	H&R Block Inc.	122,769	137,940
2,000	Julius Baer Group Ltd.	103,649	88,834
16,000	Kinnevik AB, Cl. A	508,173	394,266
3,500	Legg Mason Inc.	94,123	104,685
5,000	Morgan Stanley	122,102	211,250
10,000	Nordnet AB, Cl. B	41,998	40,941
2,200	T. Rowe Price Group Inc.	162,507	165,572
10,000	The Bank of New York Mellon Corp.	315,339	473,800
1,500	The PNC Financial Services Group Inc.	102,907	175,440
1,500	UBS Group AG.	26,155	23,505
1,000	W. R. Berkley Corp.	37,130	66,510
5,000	Wells Fargo & Co.	171,100	275,550

		4,712,713	5,651,789

	Food and Beverage — 19.5%
7,300	Chr. Hansen Holding A/S	311,097	404,252
6,000	Danone SA	421,697	380,219
65,000	Davide Campari-Milano SpA	483,830	635,645
5,000	Diageo plc	145,948	130,019

Shares		Cost	Market Value
6,000	Diageo plc, ADR	$665,409	$623,640
4,300	Fomento Economico Mexicano SAB de CV, ADR	339,651	327,703
2,500	General Mills Inc.	124,421	154,425
2,000	Heineken NV	133,144	150,024
2,500	Kellogg Co.	127,291	184,275
4,000	Kerry Group plc, Cl. A	300,765	284,932
6,000	Kikkoman Corp.	104,672	192,000
12,000	Maple Leaf Foods Inc., New York	202,902	251,324
1,000	Maple Leaf Foods Inc., Toronto	16,908	20,944
500	McCormick & Co. Inc., Cl. V	35,978	46,550
1,500	McCormick & Co. Inc., Non-Voting	106,428	139,995
15,500	Nestlé SA	1,113,487	1,111,927
3,200	Pernod Ricard SA	357,005	346,786
14,000	Remy Cointreau SA	1,034,431	1,194,004
1,000	The Kraft Heinz Co.	58,356	87,320
30,000	The WhiteWave Foods Co.†	1,670,325	1,668,000
400,000	Yashili International Holdings Ltd.	170,861	76,859

		7,924,606	8,410,843

	Health Care — 2.2%
200	Becton, Dickinson and Co.	20,442	33,110
3,500	Bristol-Myers Squibb Co.	118,262	204,540
1,800	ICU Medical Inc.†	108,041	265,230
1,000	Patterson Companies Inc.	33,669	41,030
8,000	Pfizer Inc.	187,223	259,840
5,000	Roche Holding AG, ADR	93,345	142,650

		560,982	946,400

	Hotels and Gaming — 1.2%
237,500	Mandarin Oriental International Ltd.	380,503	302,813
180,000	The Hongkong & Shanghai Hotels Ltd.	270,882	199,626

		651,385	502,439

	Machinery — 2.0%
60,000	CNH Industrial NV, Borsa Italiana	506,260	522,011
39,000	CNH Industrial NV, New York	313,681	338,910

		819,941	860,921

	Publishing — 1.7%
39,000	The E.W. Scripps Co., Cl. A†	753,193	753,870

	Retail — 0.8%
5,000	J.C. Penney Co. Inc.†	37,548	41,550
4,000	Macy’s Inc.	168,036	143,240
2,200	Walgreens Boots Alliance Inc.	135,948	182,072

		341,532	366,862

	Specialty Chemicals — 2.3%
700	Ashland Global Holdings Inc.	73,120	76,503
50,000	Canexus Corp.	61,555	60,701
1,500	Chemtura Corp.†	34,583	49,800
500	E. I. du Pont de Nemours and Co.	20,662	36,700

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2016

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
1,631	Hawkins Inc.	$64,942	$87,992
5,600	International Flavors & Fragrances Inc.	582,996	659,848
200	The Chemours Co.	1,720	4,418

		839,578	975,962

	Telecommunications — 5.7%
500	CenturyLink Inc.	15,295	11,890
4,000	Cincinnati Bell Inc.†	64,600	89,400
7,000	Harris Corp.	549,658	717,290
50,000	Koninklijke KPN NV	139,515	148,108
60,000	Pharol SGPS SA, ADR	30,852	10,680
2,000	Proximus SA	55,818	57,601
27,000	Sistema JSFC, GDR	210,806	243,000
54,000	Telefonica Deutschland Holding AG	300,437	231,352
3,300	Verizon Communications Inc.	158,780	176,154
31,000	Vodafone Group plc, ADR	1,154,029	757,330

		2,679,790	2,442,805

	Wireless Communications — 1.6%
16,000	Millicom International Cellular SA, SDR	1,025,671	683,687

	TOTAL COMMON STOCKS	30,402,116	32,428,362

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 18.1%
$7,835,000	U.S. Treasury Bills,
	0.355% to 0.536%††,
	02/02/17 to 05/11/17	7,828,267	7,828,065

	TOTAL INVESTMENTS — 98.7%	$40,155,134	42,595,672

	Other Assets and Liabilities (Net) — 1.3%		547,774

	NET ASSETS — 100.0%		$43,143,446

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the market value of the Rule 144A security amounted to $528,938 or 1.23% of total net assets.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt
JSFC	Joint Stock Financial Corporation
STEP	Step coupon security. The rate disclosed is that in effect at December 31, 2016.

	%of Market Value	Market Value
Geographic Diversification
United States	57.3%	$24,425,889
Europe	28.6	12,184,570
Latin America	5.5	2,326,160
Japan	5.1	2,162,303
Canada	3.0	1,297,124
Asia/Pacific	0.5	199,626

	100.0%	$42,595,672

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Statement of Assets and Liabilities
December 31, 2016

Assets:
Investments, at value (cost $40,155,134)	$42,595,672
Foreign currency, at value (cost $532,678)	505,331
Cash	16,482
Receivable for Fund shares sold	940
Receivable from Adviser	12,249
Dividends and interest receivable	79,195
Prepaid expenses	15,788

Total Assets	43,225,657

Liabilities:
Payable for Fund shares redeemed	6,187
Payable for investment advisory fees	36,413
Payable for distribution fees	1,659
Payable for legal and audit fees	18,243
Payable for shareholder communications expenses	10,866
Other accrued expenses	8,843

Total Liabilities	82,211

Net Assets (applicable to 1,891,149 shares outstanding)	$43,143,446

Net Assets Consist of:
Paid-in capital	$41,064,485
Accumulated distributions in excess of net investment income	(122,694)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(210,612)
Net unrealized appreciation on investments	2,440,538
Net unrealized depreciation on foreign currency translations	(28,271)

Net Assets	$43,143,446

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($4,597,877 ÷ 201,651 shares outstanding; 75,000,000 shares authorized)	$22.80
Class A:
Net Asset Value and redemption price per share ($479,947 ÷ 20,997 shares outstanding; 50,000,000 shares authorized)	$22.86
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$24.25
Class C:
Net Asset Value and offering price per share ($721,201 ÷ 37,260 shares outstanding; 25,000,000 shares authorized)	$19.36 (a)
Class I:
Net Asset Value, offering, and redemption price per share ($37,344,421 ÷ 1,631,241 shares outstanding; 25,000,000 shares authorized)	$22.89

Statement of Operations
For the Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $41,580)	$955,536
Interest	113,843

Total Investment Income	1,069,379

Expenses:
Investment advisory fees	426,569
Distribution fees - Class AAA	11,927
Distribution fees - Class A	1,533
Distribution fees - Class C	6,839
Shareholder communications expenses	37,956
Registration expenses	30,251
Legal and audit fees	28,164
Shareholder services fees	18,517
Directors’ fees	13,133
Custodian fees	10,453
Interest expense	1,704
Miscellaneous expenses	16,881

Total Expenses	603,927

Less:
Expense reimbursements (See Note 3)	(36,018)
Expenses paid indirectly by broker (See Note 6)	(1,625)
Reimbursement for custody fees*	(70,955)

Total Reimbursements and Credits	(108,598)

Net Expenses	495,329

Net Investment Income	574,050

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(98,529)
Net realized loss on foreign currency transactions	(32,142)

Net realized loss on investments and foreign currency transactions	(130,671)

Net change in unrealized appreciation/depreciation:
on investments	1,834,589
on foreign currency translations	(24,860)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,809,729

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	1,679,058

Net Increase in Net Assets Resulting from Operations	$2,253,108

*	The Fund received a one time reimbursement of custody expenses paid in prior years.

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Operations:
Net investment income/(loss)	$ 574,050	$ (108,729)
Net realized gain/(loss) on investments and foreign currency transactions	(130,671)	980,294
Net change in unrealized appreciation/depreciation on investments, securities sold short, and foreign currency translations	1,809,729	(671,480)
Net Increase in Net Assets Resulting from Operations	2,253,108	200,085
Distributions to Shareholders:
Net investment income
Class AAA	(46,389)	—
Class A	(4,545)	—
Class C	(4,052)	—
Class I	(505,002)	(56,171)
	(559,988)	(56,171)
Net realized gain
Class AAA	—	(94,151)
Class A	—	(9,151)
Class C	—	(8,533)
Class I	—	(479,425)
	—	(591,260)

Total Distributions to Shareholders	(559,988)	(647,431)
Capital Share Transactions:
Class AAA	(2,597,345)	(5,354,857)
Class A	(238,041)	340,996
Class C	94,979	453,709
Class I	(590,741)	9,502,721
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(3,331,148)	4,942,569

Net Increase/(Decrease) in Net Assets	(1,638,028)	4,495,223
Net Assets:
Beginning of year	44,781,474	40,286,251
End of year (including undistributed net investment income of $0 and $0, respectively)	$43,143,446	$44,781,474

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/ Supplemental Data
For Year Ended December 31†	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return††	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)	Portfolio Turnover Rate
Class AAA
2016	$21.85	$0.27	$0.91		$1.18	$(0.23)	—	—	$(0.23)	—	$22.80	5.4%	$4,598	1.21%	1.61%	1.61%(d)(e)	52%
2015	22.01	(0.09)	0.22		0.13	—	$(0.29)	—	(0.29)	—	21.85	0.6	7,121	(0.41)	1.75	1.75(d)(f)	167
2014	22.02	0.48	(0.13)		0.35	(0.25)	(0.11)	—	(0.36)	—	22.01	1.6	12,368	2.15	2.11	2.02	63
2013	19.35	0.01	2.75		2.76	(0.08)	(0.01)	$(0.01)	(0.09)	$0.00	22.02	14.3	17,459	0.11	2.31	2.00	80
2012	18.65	0.10	0.80		0.90	(0.20)	—	—	(0.20)	0.00	19.35	4.8	7,942	0.48	2.77	2.00	134
Class A
2016	$21.90	$0.25	$0.93		$1.18	$(0.22)	—	—	$(0.22)	—	$22.86	5.4%	$480	1.15%	1.61%	1.61%(d)(e)	52%
2015	22.10	(0.10)	0.19		0.09	—	$(0.29)	—	(0.29)	—	21.90	0.4	694	(0.44)	1.75	1.75(d)(f)	167
2014	22.11	0.36	0.00	(b)	0.36	(0.26)	(0.11)	—	(0.37)	—	22.10	1.6	365	1.60	2.11	2.02	63
2013	19.40	0.01	2.78		2.79	(0.07)	(0.01)	$(0.01)	(0.08)	$0.00	22.11	14.4	332	0.21	2.31	2.00	80
2012	18.75	0.15	0.70		0.85	(0.20)	—	—	(0.20)	0.00	19.40	4.5	238	0.74	2.77	2.00	134
Class C
2016	$18.61	$0.06	$0.80		$0.86	$(0.11)	—	—	$(0.11)	—	$19.36	4.6%	$721	0.31%	2.36%	2.36%(d)(e)	52%
2015	18.97	(0.24)	0.17		(0.07)	—	$(0.29)	—	(0.29)	—	18.61	(0.4)	595	(1.26)	2.50	2.20(d)(f)	167
2014	19.14	(0.06)	0.24		0.18	(0.24)	(0.11)	—	(0.35)	—	18.97	0.9	155	(0.29)	2.86	2.77	63
2013	17.15	(0.07)	2.16		2.09	(0.09)	(0.01)	$(0.01)	(0.10)	$0.00	19.14	12.2	8	(0.82)	3.06	2.75	80
2012	16.95	0.10	0.20		0.30	(0.10)	—	—	(0.10)	0.00	17.15	1.7	23	0.71	3.52	2.75	134
Class I
2016	$21.94	$0.31	$0.95		$1.26	$(0.31)	—	—	$(0.31)	—	$22.89	5.8%	$37,344	1.39%	1.36%	1.27%(d)(e)(g)	52%
2015	22.13	(0.04)	0.17		0.13	(0.03)	$(0.29)	—	(0.32)	—	21.94	0.6	36,371	(0.19)	1.50	1.50(d)(f)	167
2014	22.13	0.19	0.23		0.42	(0.31)	(0.11)	—	(0.42)	—	22.13	1.9	27,398	0.87	1.86	1.77	63
2013	19.40	0.03	2.83		2.86	(0.12)	(0.01)	$(0.01)	(0.13)	$0.00	22.13	14.7	2,584	0.49	2.06	1.75	80
2012	18.75	(0.10)	1.00		0.90	(0.25)	—	—	(0.25)	0.00	19.40	4.7	1,944	(0.45)	2.52	1.75	134

†	All per share amounts and net asset values have been adjusted as a result of the 1 for 5 reverse stock split on August 9, 2013.
††	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund incurred interest expense during the year ended December 31, 2014. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.76% (Class C), and 1.76% (Class I), respectively. For the years ended December 31, 2016, 2015, 2013 and 2012, the effect of the interest expense was minimal.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. During the year ended December 31, 2016 there was no impact to the expenses ratio. For the year ended December 31, 2015, if credits had not been incurred, the ratios of operating expenses to average net assets would have been 1.76% (Class AAA and Class A), 2.51% (Class C), and 1.51% (Class I), respectively.
(e)	During the year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.46% (Class AAA), 1.44% (Class A), 2.20% (Class C), and 1.10% (Class I).
(f)	Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $62,315 for the year ended December 31, 2015, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.61% (Class AAA and Class A), 2.36% (Class C), and 1.36% (Class I).
(g)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed certain Class I expenses to the Fund of $36,018 for the year ended December 31, 2016.

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Rising Income and Dividend Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is to obtain a high level of total return through a combination of income and capital appreciation. The Fund commenced investment operations on February 3, 1994.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$32,428,362	—	—	$32,428,362
Convertible Corporate Bonds (a)	—	$ 2,339,245	$ 0	2,339,245
U.S. Government Obligations	—	7,828,065	—	7,828,065

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$32,428,362	$10,167,310	$ 0	$42,595,672

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2016. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2016, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. As of December 31, 2016, the Fund held no forward foreign exchange contracts.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2016, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. There were no restricted securities as of December 31, 2016.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to expiration of capital loss carryforwards. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2016, reclassifications were made to decrease accumulated distributions in excess of net investment income by $48,717 and decrease accumulated distributions in excess of net realized gain on investments and foreign currency transactions by $562,130, with an offsetting adjustment to paid-in capital.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the year ended December 31, 2016 and 2015 were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Distributions paid from:
Ordinary income	$559,988	$538,272
Net long term capital gains	—	109,159
Total	$559,988	$647,431

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(179,441)
Undistributed ordinary income	20,920
Net unrealized appreciation on investments, securities sold short, and foreign currency translations	2,237,482

Total	$2,078,961

At December 31, 2016, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law. The Fund has a long term capital loss carryforward with no expiration of $179,441.

During the year ended December 31, 2016, $610,848 of the capital loss carryforwards expired.

At December 31, 2016, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and adjustments on income from an investment in a defaulted security.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2016:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

Investments	$40,329,921	$5,052,476	$(2,786,725)	$2,265,751

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

threshold. As of December 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least May 1, 2017, at no more than 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. The agreement is renewable annually.

Effective October 1, 2016, the Adviser amended its contractual agreement with respect to Class I shares of the Fund to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual operating expenses after fee waiver and expense reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00% of the value of its average daily net assets. For the year ended December 31, 2016, the Adviser reimbursed certain Class I expenses in the amount of $36,018. This arrangement is in effect through April 30, 2018.

At December 31, 2016, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $36,018, expiring December 31, 2018.

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2016, other than short term securities and U.S. Government obligations, aggregated $16,799,166 and $16,899,657, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2016, the Fund paid brokerage commissions on security trades of $6,159 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $254 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,625.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2016.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 9, 2017 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bears interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30-DAY LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2016, there were no borrowings under the line of credit.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2016 and 2015, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	19,227	$430,814	167,614	$3,763,907
Shares issued upon reinvestment of distributions	1,932	43,974	4,161	91,631
Shares redeemed	(145,369)	(3,072,133)	(407,791)	(9,210,395)

Net decrease	(124,210)	$(2,597,345)	(236,016)	$(5,354,857)

Class A
Shares sold	3,017	$66,861	19,233	$432,967
Shares issued upon reinvestment of distributions	166	3,780	415	9,152
Shares redeemed	(13,902)	(308,682)	(4,453)	(101,123)

Net increase/(decrease)	(10,719)	$(238,041)	15,195	$340,996

Class C
Shares sold	18,543	$347,754	26,397	$503,659
Shares issued upon reinvestment of distributions	201	3,879	434	8,142
Shares redeemed	(13,476)	(256,654)	(3,009)	(58,092)

Net increase	5,268	$94,979	23,822	$453,709

Class I
Shares sold	27,866	$604,931	713,734	$16,133,208
Shares issued upon reinvestment of distributions	22,101	505,002	24,197	535,236
Shares redeemed	(76,266)	(1,700,674)	(318,695)	(7,165,723)

Net increase/(decrease)	(26,299)	$(590,741)	419,236	$9,502,721

9. Significant Shareholder. As of December 31, 2016, approximately 87% of the Fund was beneficially owned by the Adviser and its affiliates.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Rising Income and Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The Gabelli Global Rising Income and Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Global Rising Income and Dividend Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2017

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2016, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short and medium term performance of the Fund against a peer group of convertible securities funds. The Independent Board Members noted that the Fund had substantially changed its investment strategy two years ago and that consequently comparisons to convertible securities funds would no longer be relevant for periods since the transition to the new strategy focusing on common equity securities expected to increase dividends over time. The Independent Board Members noted that the Fund’s performance for the one year period has improved and also noted that, in relation to the historical peer group, the Fund’s performance for the three and five year periods was relatively poor. The Independent Board Members stated that going forward, comparison should be made to a more appropriate peer group and that the Board would monitor the performance of the Fund closely during the transition period.

Profitability. The Independent Board Members reviewed summary data regarding the lack of profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge. The Independent Board Members also noted that an affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of convertible securities funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios, after voluntary expense reimbursements, were significantly higher than and the Fund’s size was significantly lower than average within this group. The Independent Board Members also noted that all of the peer group were convertible funds, thereby limiting the usefulness of peer group comparisons. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, but had a relatively poor performance record and had substantially changed its investment focus in 2014. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable, particularly in light of the lack of profitability to the Adviser of managing the Fund, and that economies of scale were not a significant factor in their thinking at this time. The Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement. The Board Members based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Rising Income and Dividend Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director
			Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 74	Since 1993	31

Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 72	Since 1993	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5] :

E. Val Cerutti Director Age: 77	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	—

Anthony J. Colavita Director Age: 81	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 86	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 – 1995)	—

Werner J. Roeder, MD Director Age: 76	Since 1993	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 82	Since 1993	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 71	Since 2004	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Continued)(Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 65	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010

Andrea R. Mango Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

2016 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2016, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.232, $0.218, $0.108, and $0.314 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended December 31, 2016, 75.56% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 10.04% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2016 which was derived from U.S. Treasury securities was 3.38%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2016. The percentage of U.S. Government securities held as of December 31, 2016 was 18.14%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL RISING INCOME

AND DIVIDEND FUND

One Corporate Center

Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)

f 914-921-5118

e info@gabelli.com

  GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Rising Income and Dividend Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB441Q416AR

The GAMCO Global Growth Fund

Annual Report — December 31, 2016

(Y)our Portfolio Management Team

Caesar M. P. Bryan	Howard F. Ward, CFA

To Our Shareholders,

For the year ended December 31, 2016, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Growth Fund increased 1.2% compared with an increase of 7.9% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2016.

Performance Discussion (Unaudited)

The economy struggled out of the gates in 2016 but improved over time as payroll growth and wage increases gave rise to a stronger consumer sector. Each quarter of the year had its own storyline. The first quarter was all about falling profits and collapsing oil prices. The second quarter held the shock of the Brexit vote in England, with no shortage of bearish headlines. In the third quarter, the after-shock of the Brexit vote gave rise to unprecedented negative interest rates in Europe and beyond, providing stimulus to help the fragile global expansion. Finally, the fourth quarter was all about the surprising election of Donald Trump and the excitement created by a potentially more pro-business administration.

Rigorous fundamental security analysis really never goes out of fashion and that is what we are all about. Our time tested approach to finding undervalued stocks is as valid as ever. We invest in individual companies for the long term, a practice which may gain in popularity as capital gains tax rates rise. We do not believe the world is coming to an end and we do believe common stocks should play an integral role in longer term investment portfolios. We enjoy what we do and we shall continue to work hard to generate superior investment returns for you.

Selected holdings that contributed positively to performance in 2016 were: Microsoft Corp. (3.6% of net assets as of December 31, 2016). While the company’s core desktop operating system and applications software franchise (Windows/MS Office) is maturing, Microsoft is gaining share in the enterprise market and also with its Internet and Xbox efforts; Time Warner Inc. (2.4%) and AT&T announced that they had entered into a definitive agreement under which AT&T will acquire Time Warner in a stock and cash transaction valued at $107.50 per share; and JPMorgan Chase & Co. (1.6%) whose stock has rallied since the presidential election amid expectations for deregulation.

Some of our weaker performing holdings during the year were: ITV plc (1.0%) declined on the negative impact from the June Brexit vote; Liberty Global plc (1.8%) was hurt by negative earnings estimate revisions; and Allergan plc (no longer held as of December 31, 2016) declined on concerns over the changing regulatory environment, focus on high drug prices, and by the termination of its merger with Pfizer.

Thank you for your investment in The GAMCO Global Growth Fund.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through December 31, 2016 (a) (Unaudited)					Since Inception
	1 Year	5 Year	10 Year	15 Year	(2/7/94)
Class AAA (GICPX)	1.20%	9.55%	4.95%	6.05%	8.25%
MSCI AC World Index	7.86	9.36	3.56	5.92	6.26(d)
Lipper Global Large-Cap Growth Fund Classification	1.84	9.36	4.13	5.88	6.83
Class A (GGGAX)	1.25	9.55	4.96	6.06	8.26
With sales charge (b)	(4.57)	8.26	4.34	5.64	7.98
Class C (GGGCX)	0.43	8.73	4.16	5.25	7.66
With contingent deferred sales charge (c)	(0.57)	8.73	4.16	5.25	7.66
Class I (GGGIX)	1.95	10.06	5.32	6.30	8.42

In the current prospectuses dated April 29, 2016, the gross expense ratios for Class AAA, A, C, and I Shares are 1.68%,     1.68%, 2.43%, and     1.43%, respectively, and the net expense ratios for these share classes after contractual     reimbursements by Gabelli Funds, LLC, (the     “Adviser”) are 1.68%, 1.68%, 2.43%, and 1.00%, respectively. See page 10     for the expense ratios for the year ended December 31, 2016.     Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and     1.00%, respectively.

    (a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns for Class I Shares would have been lower had the Adviser not reimbursed certain expenses. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 2, 2000, March 12, 2000, and January 11, 2008, respectively. The actual performance of the Class A and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

    (b)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

    (c)  Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

    (d)  MSCI AC World Index since inception performance is a blend of Gross Performance excluding applicable taxes and Net Performance. This benchmark’s Net Performance     began on December 29, 2000.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL GROWTH FUND (CLASS AAA SHARES), MSCI AC WORLD INDEX,

AND LIPPER GLOBAL LARGE-CAP GROWTH FUND CLASSIFICATION (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The GAMCO Global Growth Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2016 through December 31, 2016	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2016.

	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Global Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,028.70	1.72%	$ 8.77
Class A	$1,000.00	$1,028.90	1.72%	$ 8.77
Class C	$1,000.00	$1,024.80	2.47%	$12.57
Class I	$1,000.00	$1,032.60	1.00%	$ 5.11
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.49	1.72%	$ 8.72
Class A	$1,000.00	$1,016.49	1.72%	$ 8.72
Class C	$1,000.00	$1,012.72	2.47%	$12.50
Class I	$1,000.00	$1,020.11	1.00%	$ 5.08

* Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2016:

The GAMCO Global Growth Fund

Consumer Discretionary	28.7%
Information Technology	24.5%
Consumer Staples	12.4%
Health Care	10.7%
Industrials	10.2%
Energy	5.1%
Financials	4.0%

Materials	2.6%
Real Estate	1.1%
Telecommunication Services	0.4%
U.S. Government Obligations	0.3%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The GAMCO Global Growth Fund

Schedule of Investments — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS — 99.7%
	CONSUMER DISCRETIONARY — 28.7%
2,890	Amazon.com Inc.†	$1,080,233	$2,167,124
600	AutoZone Inc.†	228,024	473,874
15,700	CBS Corp., Cl. B, Non-Voting	820,161	998,834
2,000	Christian Dior SE	290,698	419,483
18,600	Comcast Corp., Cl. A	993,132	1,284,330
3,114	Compagnie Financiere Richemont SA	172,841	206,265
11,800	Fuji Heavy Industries Ltd.	291,553	481,793
273,000	ITV plc	800,357	694,427
42,500	Liberty Global plc, Cl. A†	1,373,117	1,300,075
6,000	Lululemon Athletica Inc.†	388,617	389,940
26,500	Luxottica Group SpA	1,406,624	1,425,451
7,600	LVMH Moet Hennessy Louis Vuitton SE	1,323,644	1,451,231
8,500	NIKE Inc., Cl. B	264,188	432,055
2,300	O’Reilly Automotive Inc.†	646,215	640,343
11,900	ProSiebenSat.1 Media SE	609,405	458,598
13,300	Starbucks Corp.	310,052	738,416
7,000	The Home Depot Inc.	420,516	938,560
240	The Priceline Group Inc.†	261,679	351,854
23,700	The Swatch Group AG	1,487,996	1,448,812
5,000	The TJX Companies Inc.	288,224	375,650
5,300	The Walt Disney Co.	551,428	552,366
17,800	Time Warner Inc.	1,400,529	1,718,234
12,100	Twenty-First Century Fox Inc., Cl. A	275,385	339,284
2,000	Ulta Salon Cosmetics & Fragrance Inc.†	482,215	509,880
36,600	WPP plc	837,284	819,127

	TOTAL CONSUMER
	DISCRETIONARY	17,004,117	20,616,006

	INFORMATION TECHNOLOGY — 24.5%
16,900	Adobe Systems Inc.†	1,312,242	1,739,855
810	Alphabet Inc., Cl. A†	238,018	641,885
2,701	Alphabet Inc., Cl. C†	1,764,941	2,084,686
13,510	Apple Inc.	1,080,032	1,564,728
23,300	Facebook Inc., Cl. A†	1,981,427	2,680,665
5,000	Fiserv Inc.†	510,859	531,400
2,900	Keyence Corp.	508,627	1,989,989
8,600	MasterCard Inc., Cl. A	124,678	887,950
41,700	Microsoft Corp.	1,611,743	2,591,238
15,000	Sabre Corp.	427,634	374,250
49,200	Tencent Holdings Ltd.	1,094,026	1,203,590
17,000	Visa Inc., Cl. A	301,339	1,326,340

	TOTAL INFORMATION
	TECHNOLOGY	10,955,566	17,616,576

	CONSUMER STAPLES — 12.4%
2,400	Costco Wholesale Corp.	155,909	384,264
40,000	Davide Campari-Milano SpA	129,297	391,166
23,000	Diageo plc	613,137	598,087
11,100	Henkel AG & Co. KGaA	1,069,164	1,156,528

Shares		Cost	Market Value
8,300	L’Oreal SA	$1,412,592	$1,515,000
20,600	Nestlé SA	1,197,710	1,477,787
5,156	Pernod Ricard SA	497,413	558,759
13,100	Reckitt Benckiser Group plc	1,046,974	1,111,713
13,300	Seven & i Holdings Co. Ltd.	518,820	506,737
3,200	The Estee Lauder Companies Inc., Cl. A	156,622	244,768
9,900	Unicharm Corp.	187,592	216,635
9,400	Walgreens Boots Alliance Inc.	788,616	777,944

	TOTAL CONSUMER STAPLES	7,773,846	8,939,388

	HEALTH CARE — 10.7%
1,600	Amgen Inc.	224,072	233,936
4,400	Becton, Dickinson and Co.	543,650	728,420
800	Biogen Inc.†	116,834	226,864
6,900	Bristol-Myers Squibb Co.	408,815	403,236
2,600	Celgene Corp.†	272,627	300,950
5,900	Danaher Corp.	389,624	459,256
4,500	Essilor International SA	560,990	508,511
9,500	Johnson & Johnson	826,778	1,094,495
5,500	Merck & Co. Inc.	345,818	323,785
10,000	Roche Holding AG, ADR	229,460	285,300
2,600	Roche Holding AG, Genusschein	255,977	593,892
60,400	Smith & Nephew plc	994,294	908,881
3,200	Thermo Fisher Scientific Inc.	419,737	451,520
7,300	UnitedHealth Group Inc.	968,565	1,168,292

	TOTAL HEALTH CARE	6,557,241	7,687,338

	INDUSTRIALS — 10.2%
2,500	3M Co.	326,566	446,425
35,000	CK Hutchison Holdings Ltd.	348,702	396,737
2,200	FANUC Corp.	437,806	372,988
7,600	Fortune Brands Home & Security Inc.	354,683	406,296
24,300	General Electric Co.	707,451	767,880
2,900	Honeywell International Inc.	300,960	335,965
19,500	Jardine Matheson Holdings Ltd.	806,493	1,077,375
20,700	Nielsen Holdings plc	843,002	868,365
5,700	Secom Co. Ltd.	278,963	416,886
10,100	Siemens AG	1,052,978	1,241,795
3,700	Snap-on Inc.	574,552	633,699
2,500	The Boeing Co.	264,846	389,200

	TOTAL INDUSTRIALS	6,297,002	7,353,611

	ENERGY — 5.1%
22,500	BP plc, ADR	732,618	841,050
10,300	EOG Resources Inc.	687,511	1,041,330
21,500	Schlumberger Ltd.	1,562,070	1,804,925

	TOTAL ENERGY	2,982,199	3,687,305

	FINANCIALS — 4.0%
7,000	First Republic Bank/CA	495,284	644,980
13,300	JPMorgan Chase & Co.	655,026	1,147,657
19,300	Schroders plc	345,422	713,088

See accompanying notes to financial statements.

6

The GAMCO Global Growth Fund

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
10,100	The Charles Schwab Corp.	$275,570	$398,647

	TOTAL FINANCIALS	1,771,302	2,904,372

	MATERIALS — 2.6%
3,900	Air Liquide SA	422,021	433,730
3,300	Ecolab Inc.	294,898	386,826
3,900	The Sherwin-Williams Co.	869,418	1,048,086

	TOTAL MATERIALS	1,586,337	1,868,642

	REAL ESTATE — 1.1%
3,700	American Tower Corp.	417,932	391,016
4,500	Crown Castle International Corp.	417,188	390,465

	TOTAL REAL ESTATE	835,120	781,481

	TELECOMMUNICATION SERVICES — 0.4%
2,400	SBA Communications Corp., Cl. A†	267,159	247,824

	TOTAL COMMON STOCKS	56,029,889	71,702,543

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 0.3%
$ 199,000	U.S. Treasury Bills, 0.470%††, 03/02/17	$198,844	$198,848

	TOTAL INVESTMENTS — 100.0%	$56,228,733	71,901,391

	Other Assets and Liabilities (Net) — 0.0%		22,254

	NET ASSETS — 100.0%		$71,923,645

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

	% of Market	Market
Geographic Diversification	Value	Value
United States	58.4%	$42,006,615
Europe	29.8	21,427,119
Latin America	6.2	4,482,627
Japan	5.6	3,985,030

	100.0%	$71,901,391

See accompanying notes to financial statements.

7

The GAMCO Global Growth Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at value (cost $56,228,733)	$71,901,391
Cash	35,175
Receivable for Fund shares sold	52,389
Receivable from Adviser	1,140
Dividends receivable	118,969
Prepaid expenses	31,321

Total Assets.	72,140,385

Liabilities:
Payable for Fund shares redeemed	53,256
Payable for investment advisory fees	61,137
Payable for distribution fees	15,481
Payable for accounting fees	7,500
Payable for legal and audit fees	28,343
Payable for shareholder communications expenses	17,121
Payable for shareholder services fees	13,773
Other accrued expenses	20,129

Total Liabilities	216,740

Net Assets (applicable to 2,697,631 shares outstanding)	$71,923,645

Net Assets Consist of:
Paid-in capital	$56,281,915
Accumulated distributions in excess of net investment income	(45,595)
Accumulated net realized gain on investments and foreign currency transactions	21,628
Net unrealized appreciation on investments	15,672,658
Net unrealized depreciation on foreign currency translations	(6,961)

Net Assets	$71,923,645

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($64,573,664 ÷ 2,416,507 shares outstanding; 75,000,000 shares authorized)	$26.72

Class A:
Net Asset Value and redemption price per share ($3,143,472 ÷ 117,663 shares outstanding; 50,000,000 shares authorized)	$26.72

Maximum offering price per share (NAV ÷ 0. 9425, based on maximum sales charge of 5.75% of the offering price)	$28.35

Class C:
Net Asset Value and offering price per share ($1,231,552 ÷ 52,938 shares outstanding; 25,000,000 shares authorized)	$23.26	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($2,974,957 ÷ 110,523 shares outstanding; 25,000,000 shares authorized)	$26.92

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $64,489)	$1,275,105
Interest	1,503

Total Investment Income	1,276,608

Expenses:
Investment advisory fees	775,130
Distribution fees - Class AAA	173,926
Distribution fees - Class A.	7,994
Distribution fees - Class C	16,307
Shareholder services fees	95,803
Shareholder communications expenses	54,166
Registration expenses	47,894
Accounting fees	45,000
Legal and audit fees	42,714
Directors’ fees	24,189
Custodian fees.	19,284
Interest expense	869
Miscellaneous expenses	36,733

Total Expenses	1,340,009

Less:
Expenses paid indirectly by broker (See Note 6)	(1,190)
Expense reimbursements (See Note 3)	(14,648)
Reimbursement for custody fees*	(401,807)

Total Credits and Reimbursements	(417,645)

Net Expenses	922,364

Net Investment Income	354,244

Net Realized and Unrealized Gain/(Loss)on Investments and Foreign Currency:
Net realized gain on investments	4,526,630
Net realized loss on foreign currency transactions	(2,003)

Net realized gain on investments and foreign currency transactions	4,524,627

Net change in unrealized appreciation/depreciation on investments	(4,051,025)
on foreign currency translations	(697)

Net change in unrealized appreciation on investments and foreign currency translations	(4,051,722)

Net Realized and Unrealized Gain/(Loss)on Investments and Foreign Currency	472,905

Net Increase in Net Assets Resulting from Operations	$827,149

*	The Fund received a one time reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

8

The GAMCO Global Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income/(loss)	$354,244	$(82,478)
Net realized gain on investments and foreign currency transactions	4,524,627	3,278,049
Net change in unrealized appreciation on investments and foreign currency translations	(4,051,722)	(4,206,308)

Net Increase/(Decrease) in Net Assets Resulting from Operations	827,149	(1,010,737)

Distributions to Shareholders:
Net investment income
Class AAA	(301,150)	(48,739)
Class A	(14,857)	(1,419)
Class I	(36,608)	(22,777)

	(352,615)	(72,935)

Net realized gain
Class AAA	(3,988,932)	(3,941,244)
Class A	(191,788)	(186,204)
Class C	(87,574)	(115,116)
Class I	(184,475)	(167,744)

	(4,452,769)	(4,410,308)

Total Distributions to Shareholders	(4,805,384)	(4,483,243)

Capital Share Transactions:
Class AAA	(4,746,537)	(396,180)
Class A	(251,070)	90,876
Class C	(579,341)	442,213
Class I	24,257	1,019,467

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(5,552,691)	1,156,376

Redemption Fees	—	2

Net Decrease in Net Assets	(9,530,926)	(4,337,602)
Net Assets:
Beginning of year	81,454,571	85,792,173

End of year (including undistributed net investment income of $0 and $0, respectively)	$71,923,645	$81,454,571

See accompanying notes to financial statements.

9

The GAMCO Global Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement	Portfolio Turnover Rate
Class AAA
2016	$28.27	$ 0.12	$0.22	$0.34	$(0.13)	$(1.76)	$(1.89)	—	$26.72	1.2%	$64,574	0.44%	1.72%	1.72%(c)(d)	63%
2015	30.23	(0.03)	(0.31)	(0.34)	(0.02)	(1.60)	(1.62)	$0.00	28.27	(1.2)	72,882	(0.10)	1.68	1.68(c)	53
2014	31.12	0.15	1.09	1.24	(0.12)	(2.01)	(2.13)	0.00	30.23	3.9	78,140	0.48	1.72	1.72	29
2013	26.54	(0.01)	7.50	7.49	—	(2.91)	(2.91)	0.00	31.12	28.8	75,773	(0.02)	1.77	1.77	25
2012	23.32	0.02	4.16	4.18	(0.02)	(0.94)	(0.96)	0.00	26.54	18.0	62,746	0.09	1.90	1.90	42
Class A
2016	$28.26	$ 0.12	$0.23	$0.35	$(0.14)	$(1.75)	$(1.89)	—	$26.72	1.3%	$ 3,143	0.44%	1.72%	1.72%(c)(d)	63%
2015	30.22	(0.03)	(0.32)	(0.35)	(0.01)	(1.60)	(1.61)	$0.00	28.26	(1.2)	3,580	(0.08)	1.68	1.68(c)	53
2014	31.13	0.13	1.11	1.24	(0.14)	(2.01)	(2.15)	0.00	30.22	3.9	3,725	0.40	1.72	1.72	29
2013	26.54	(0.01)	7.51	7.50	—	(2.91)	(2.91)	0.00	31.13	28.8	1,872	(0.05)	1.77	1.77	25
2012	23.33	0.02	4.16	4.18	(0.03)	(0.94)	(0.97)	0.00	26.54	17.9	1,161	0.07	1.90	1.90	42
Class C
2016	$24.91	$ (0.07)	$0.18	$0.11	—	$(1.76)	$(1.76)	—	$23.26	0.4%	$ 1,232	(0.30)%	2.47%	2.47%(c)(d)	63%
2015	27.01	(0.23)	(0.27)	(0.50)	—	(1.60)	(1.60)	$0.00	24.91	(1.9)	1,891	(0.86)	2.43	2.43(c)	53
2014	28.12	(0.11)	1.01	0.90	—	(2.01)	(2.01)	0.00	27.01	3.1	1,609	(0.37)	2.47	2.47	29
2013	24.39	(0.22)	6.86	6.64	—	(2.91)	(2.91)	0.00	28.12	27.8	1,036	(0.79)	2.52	2.52	25
2012	21.64	(0.17)	3.86	3.69	—	(0.94)	(0.94)	0.00	24.39	17.1	603	(0.72)	2.65	2.65	42
Class I
2016	$28.47	$ 0.33	$0.23	$0.56	$(0.35)	$(1.76)	$(2.11)	—	$26.92	2.0%	$ 2,975	1.18%	1.47%	1.00%(c)(d)(e)	63%
2015	30.42	0.17	(0.30)	(0.13)	(0.22)	(1.60)	(1.82)	$0.00	28.47	(0.5)	3,102	0.54	1.43	1.00(c)(e)	53
2014	31.30	0.27	1.11	1.38	(0.25)	(2.01)	(2.26)	0.00	30.42	4.3	2,318	0.85	1.47	1.28(e)	29
2013	26.61	0.07	7.53	7.60	—	(2.91)	(2.91)	0.00	31.30	29.1	1,330	0.22	1.52	1.52	25
2012	23.38	0.08	4.18	4.26	(0.09)	(0.94)	(1.03)	0.00	26.61	18.3	805	0.30	1.65	1.65	42

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2016 and 2015, there was no impact on the expense ratios.
(d)

During the year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.20% (Class AAA) , 1.21%(Class A), 1.96% (Class C), and 0.47% (Class I).

(e)

Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed certain Class I expenses to the Fund of $14,648, $12,486, and $3,489 for the years ended December 31, 2016, 2015 and 2014, respectively.

See accompanying notes to financial statements.

10

The GAMCO Global Growth Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Growth Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

11

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The closing price is adjusted from the local close, therefore, such securities are classified as Level 2 in the fair value hierarchy presented below. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$71,702,543	—	$71,702,543
U.S. Government Obligations	—	$198,848	198,848

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$71,702,543	$198,848	$71,901,391

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2016, foreign common stock was transferred from Level 2 to Level 1 due to the application of fair value procedures resulting from volatility in U.S. markets after the close of foreign markets. The beginning of period value of the securities that transferred from Level 2 to Level 1 during the period amounted to $16,744,307 or 21% of net assets as of December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2016 or December 31, 2015.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

12

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

13

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to mark-to-market adjustments on investments no longer considered a passive foreign investment company. These reclassifications have no impact on the NAV of the Fund. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2016, reclassifications were made to decrease accumulated distributions in excess of net investment income by $18,201, with an offsetting adjustment to accumulated net realized gain on investments and foreign currency transactions.

The tax character of distributions paid during the year ended December 31, 2016 and 2015 was as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$352,241	$73,010
Net long term capital gains	4,453,143	4,410,233

Total distributions paid	$4,805,384	$4,483,243

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$ 10,543
Net unrealized appreciation on investments and foreign currency translations	15,631,187

Total	$15,641,730

14

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

At December 31, 2016, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments no longer considered a passive foreign investment company and basis adjustments for litigation gains.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2016:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$56,263,242	$17,859,908	$(2,221,759)	$15,638,149

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses of Class I Shares to the extent necessary to maintain the total operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least May 1, 2017 at no more than 1.00% of the value of its average daily net assets. For the year ended December 31, 2016, the Adviser reimbursed certain Class I Share expenses in the amount of $14,648. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 1.00% of the value of the Fund’s average daily net assets for Class I Shares. The agreement is renewable annually. At December 31, 2016, the cumulative amount which the Class I Shares may repay the Adviser, subject to the terms above, is $27,134:

For the year ended December 31, 2015, expiring December 31, 2017	$12,486
For the year ended December 31, 2016, expiring December 31, 2018	14,648

$27,134

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of

15

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

$2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2016, other than short term securities and U.S. Government obligations, aggregated $48,689,477 and $59,079,721, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2016, the Fund paid brokerage commissions on security trades of $170 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $2,102 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,190.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 9, 2017 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bears interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30-DAY LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2016, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2016 was $60,812, with a weighted average interest rate of 1.21%. The maximum amount borrowed at any time during the year ended December 31, 2016 was $3,955,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2016 and 2015, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

16

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	29,107	$807,388	72,110	$2,214,634
Shares issued upon reinvestment of distributions	154,161	4,123,795	133,848	3,844,110
Shares redeemed	(345,138)	(9,677,720)	(212,337)	(6,454,924)

Net (decrease)	(161,870)	$(4,746,537)	(6,379)	$(396,180)

Class A
Shares sold	27,660	$762,766	55,510	$1,702,463
Shares issued upon reinvestment of distributions	7,246	193,744	6,096	175,091
Shares redeemed	(43,912)	(1,207,580)	(58,202)	(1,786,678)

Net increase/(decrease)	(9,006)	$(251,070)	3,404	$90,876

Class C
Shares sold	10,325	$248,345	38,155	$1,038,929
Shares issued upon reinvestment of distributions	3,100	72,195	3,565	90,239
Shares redeemed	(36,423)	(899,881)	(25,363)	(686,955)

Net increase/(decrease)	(22,998)	$(579,341)	16,357	$442,213

Class I
Shares sold	44,336	$1,222,360	54,522	$1,686,152
Shares issued upon reinvestment of distributions	7,076	190,623	5,299	153,296
Shares redeemed	(49,851)	(1,388,726)	(27,064)	(819,981)

Net increase	1,561	$24,257	32,757	$1,019,467

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

The GAMCO Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The GAMCO Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Growth Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2017

18

The GAMCO Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2016, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund against a peer group of global large cap growth funds, noting its third quartile performance for the one and three year periods and first quartile performance for the five year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a standalone administrative charge. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of global large cap growth funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios were significantly higher than and the Fund’s size was lower than average within this group. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services and a reasonable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

19

The GAMCO Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement. The Board Members based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

20

The GAMCO Global Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 74	Since 1993	31	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 72	Since 1993	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5] :

E. Val Cerutti Director Age: 77	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	—

Anthony J. Colavita Director Age: 81	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 86	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 – 1995)	—

Werner J. Roeder, MD Director Age: 76	Since 1993	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 82	Since 1993	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 71	Since 2004	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

21

The GAMCO Global Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 65	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010

Andrea R. Mango Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

22

THE GAMCO GLOBAL GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. for four years. Mr. Ward received his B.A. in Economics from Northwestern University.

2016 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2016, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.133, $0.136, and $0.349 per share for Class AAA, Class A, and Class I Shares, respectively, and long term capital gains totaling $4,453,143, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2016, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.12% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2016 which was derived from U.S. Treasury securities was 0.12%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2016. The percentage of U.S. Government securities held as of December 31, 2016 was 0.28%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

23

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.com

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate,

Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB442Q416AR

The GAMCO Global Opportunity Fund Annual Report — December 31, 2016

Caesar M. P. Bryan
Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2016, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Opportunity Fund increased 1.1% compared with an increase of 7.9% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Index. See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2016.

Performance Discussion (Unaudited)

The economy struggled out of the gates in 2016 but improved over time as payroll growth and wage increases gave rise to a stronger consumer sector. Each quarter of the year had its own storyline. The first quarter was all about falling profits and collapsing oil prices. The second quarter held the shock of the Brexit vote in England, with no shortage of bearish headlines. In the third quarter, the after-shock of the Brexit vote gave rise to unprecedented negative interest rates in Europe and beyond, providing stimulus to help the fragile global expansion. Finally, the fourth quarter was all about the surprising election of Donald Trump and the excitement created by a potentially more pro-business administration.

We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than average within that company’s local market. We pay close attention to a company’s position, management, and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market, but where appropriate, we attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain diversified by sector and geography. Country allocation is likely to reflect broad economic, financial, and currency trends, as well as relative size of the market.

Selected holdings that contributed positively to performance in 2016 were: Microsoft Corp. (4.7% of net assets as December 31, 2016). While the company’s core desktop operating system and applications software franchise (Windows/MS Office) is maturing, Microsoft is gaining share in the enterprise market and also with its Internet and Xbox efforts; AT&T Inc. (2.6%) announced that it had entered into a definitive agreement under which AT&T will acquire Time Warner in a stock and cash transaction valued at $107.50 per share; and Agnico Eagle Mines Ltd. (1.5%) increased in price as the price of physical gold increased and the company executed on growth projects and realized exploration success.

Some of our weaker performing holdings during the year were: Liberty Interactive Corp. (1.3%) was hurt by negative earnings estimate revisions; Novo Nordisk A/S (0.8%) suffered on a management pull back on its full year growth projections; and Allergan PLC (0.8%) declined on concerns over the changing regulatory environment, focus on high drug prices, and by the termination of its merger with Pfizer.

Thank you for your investment in The GAMCO Global Opportunity Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2016 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year		Since Inception (5/11/98)
Class AAA (GABOX)	1.12%	6.50%	3.11%	6.25%		6.09%
MSCI AC World Index	7.86	9.36	3.56	5.92	(d)	4.52	(d)
Lipper Global Large-Cap Growth Fund Classification	1.84	9.36	4.13	5.88		5.13
Lipper Global Multi-Cap Growth Fund Classification	1.61	9.12	3.56	5.09		5.19
Class A (GOCAX)	1.13	6.48	3.10	6.26		6.09
With sales charge (b)	(4.69)	5.23	2.49	5.85		5.76
Class C (GGLCX)	0.85	5.79	2.35	5.72		5.66
With contingent deferred sales charge (c)	(0.15)	5.79	2.35	5.72		5.66
Class I (GLOIX)	1.47	7.00	3.46	6.49		6.29

In the current prospectuses dated April 29, 2016, the gross expense ratios for Class AAA, A, C, and I Shares are 2.67%, 2.67%, 3.42%, and 2.42%, respectively, and the net expense ratios in the current prospectuses after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) for all share classes through December 31, 2016 is 1.00%. See page 9 for the expense ratios for the year ended December 31, 2016. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, November 23, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification and the Lipper Global Multi-Cap Growth Fund Classification reflect the average performance of mutual funds classified in those particular categories. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)	MSCI AC World Index since inception performance is a blend of Gross Performance excluding applicable taxes and Net Performance. This benchmark’s Net Performance began on December 29, 2000.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL OPPORTUNITY FUND (CLASS AAA SHARES), LIPPER GLOBAL

MULTI-CAP GROWTH FUND CLASSIFICATION, AND MSCI AC WORLD INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

The GAMCO Global Opportunity Fund Disclosure of Fund Expenses (Unaudited) For the Six Month Period from July 1, 2016 through December 31, 2016	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2016.

	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Global Opportunity Fund
Actual Fund Return
Class AAA	$1,000.00	$ 985.50	1.02%	$5.09
Class A	$1,000.00	$ 985.50	1.02%	$5.09
Class C	$1,000.00	$ 985.90	1.02%	$5.09
Class I	$1,000.00	$ 985.60	1.02%	$5.09
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.01	1.02%	$5.18
Class A	$1,000.00	$1,020.01	1.02%	$5.18
Class C	$1,000.00	$1,020.01	1.02%	$5.18
Class I	$1,000.00	$1,020.01	1.02%	$5.18

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

3

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2016:

The GAMCO Global Opportunity Fund

Consumer Staples	22.1%
Industrials	18.6%
Information Technology	16.2%
Consumer Discretionary	14.1%
Health Care	10.8%
Materials	6.3%
Financials	4.5%

Telecommunication Services	3.5%
Energy	3.3%
Other Assets and Liabilities (Net)	0.6%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

4

The GAMCO Global Opportunity Fund

Schedule of Investments — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS — 99.4%
	CONSUMER STAPLES — 22.1%
1,500	Associated British Foods plc	$65,359	$50,744
3,250	British American Tobacco plc	81,357	185,106
1,300	Danone SA	77,722	82,381
7,000	Diageo plc	97,896	182,027
2,280	Dr Pepper Snapple Group Inc.	54,395	206,728
3,000	General Mills Inc.	74,401	185,310
2,000	Heineken Holding NV	93,486	139,245
2,000	Japan Tobacco Inc.	71,426	65,780
1,500	Kameda Seika Co. Ltd.	60,527	68,535
3,000	Mead Johnson Nutrition Co.	129,424	212,280
1,910	Pernod Ricard SA	147,275	206,988
2,150	Philip Morris International Inc.	74,934	196,704
3,300	Shiseido Co. Ltd.	61,010	83,534
2,000	The Procter & Gamble Co.	110,564	168,160

	TOTAL CONSUMER STAPLES	1,199,776	2,033,522

	INDUSTRIALS — 18.6%
1,100	FANUC Corp.	120,160	186,494
4,300	Jardine Matheson Holdings Ltd.	137,142	237,575
3,600	Komatsu Ltd.	76,536	81,549
1,900	L-3 Communications Holdings Inc.	77,654	289,009
2,500	Lockheed Martin Corp.	61,439	624,850
600	Nidec Corp.	55,269	51,773
900	SMC Corp.	111,781	214,883
1,750	Travis Perkins plc	51,823	31,315

	TOTAL INDUSTRIALS	691,804	1,717,448

	INFORMATION TECHNOLOGY — 16.2%
500	Alphabet Inc., Cl. A†	88,892	396,225
501	Alphabet Inc., Cl. C†	88,832	386,682
400	Keyence Corp.	74,627	274,481
7,000	Microsoft Corp.	185,025	434,980

	TOTAL INFORMATION TECHNOLOGY	437,376	1,492,368

	CONSUMER DISCRETIONARY — 14.1%
1,500	AMC Networks Inc., Cl. A†	12,414	78,510
3,000	Atresmedia Corp. de Medios de Comunicacion SA	34,964	32,811
1,750	Christian Dior SE	105,202	367,047
5,000	Compagnie Financiere Richemont SA	65,012	331,189
250	Hermes International	84,929	102,634
9,000	ITV plc	36,816	22,893
664	Liberty Expedia Holdings Inc., Cl. A†	9,292	26,341
6,000	Liberty Interactive Corp. QVC Group, Cl. A†	88,266	119,880
808	Liberty TripAdvisor Holdings Inc., Cl. A†	7,640	12,160
996	Liberty Ventures, Cl. A†	11,826	36,723
1,500	ProSiebenSat.1 Media SE	76,947	57,806
4,000	Rakuten Inc.	50,590	39,204

Shares		Cost	Market Value
2,500	Sony Corp.	$64,950	$70,053

	TOTAL CONSUMER DISCRETIONARY	648,848	1,297,251

	HEALTH CARE — 10.8%
350	Allergan plc†	104,270	73,504
2,000	AstraZeneca plc, ADR	71,933	54,640
3,000	GlaxoSmithKline plc	62,875	57,751
4,400	Novartis AG	174,161	320,181
2,000	Novo Nordisk A/S, Cl. B	99,555	72,127
1,700	Roche Holding AG, Genusschein	136,625	388,314
2,000	Smith & Nephew plc	36,094	30,095

	TOTAL HEALTH CARE	685,513	996,612

	MATERIALS — 6.3%
3,200	Agnico Eagle Mines Ltd.	153,756	134,400
2,500	Monsanto Co.	174,388	263,025
1,500	Randgold Resources Ltd., ADR	101,757	114,510
1,830	Rio Tinto plc	77,490	71,234

	TOTAL MATERIALS	507,391	583,169

	FINANCIALS — 4.5%
2,000	Investor AB, Cl. B	71,420	74,748
7,000	Kinnevik AB, Cl. B	161,198	167,728
4,600	Schroders plc	83,122	169,959

	TOTAL FINANCIALS	315,740	412,435

	TELECOMMUNICATION SERVICES — 3.5%
5,676	AT&T Inc.	145,601	241,400
1,300	SoftBank Group Corp.	99,407	86,370

	TOTAL TELECOMMUNICATION SERVICES	245,008	327,770

	ENERGY — 3.3%
700	Occidental Petroleum Corp.	69,284	49,861
3,000	Schlumberger Ltd.	99,669	251,850

	TOTAL ENERGY	168,953	301,711

	TOTAL COMMON STOCKS	4,900,409	9,162,286

	TOTAL INVESTMENTS — 99.4%	$4,900,409	9,162,286

	Other Assets and Liabilities (Net) — 0.6%		52,296

	NET ASSETS — 100.0%		$9,214,582

†	Non-income producing security.

ADR    American Depositary Receipt

See accompanying notes to financial statements.

5

The GAMCO Global Opportunity Fund

Schedule of Investments (Continued) — December 31, 2016

Geographic Diversification	% of Market Value	Market Value
United States	42.9%	$3,928,827
Europe	37.0	3,386,977
Japan	13.3	1,222,657
Latin America	5.3	489,425
Canada	1.5	134,400

	100.0%	$9,162,286

See accompanying notes to financial statements.

6

The GAMCO Global Opportunity Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at value (cost $4,900,409)	$9,162,286
Cash	44,064
Receivable for Fund shares sold	2,000
Receivable from Adviser	27,909
Dividends receivable	31,464
Prepaid expenses.	13,555

Total Assets	9,281,278

Liabilities:
Payable for investment advisory fees	15,501
Payable for distribution fees	1,716
Payable for legal and audit fees	17,548
Payable for shareholder communications expenses	12,106
Other accrued expenses	19,825

Total Liabilities	66,696

Net Assets (applicable to 410,674 shares outstanding)	$9,214,582

Net Assets Consist of:
Paid-in capital	$4,957,326
Accumulated distributions in excess of net investment income	(3,334)
Net unrealized appreciation on investments	4,261,877
Net unrealized depreciation on foreign currency translations	(1,287)

Net Assets	$9,214,582

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($7,763,674 ÷ 346,497 shares outstanding; 75,000,000 shares authorized)	$22.41
Class A:
Net Asset Value and redemption price per share ($166,224 ÷ 7,444 shares outstanding; 50,000,000 shares authorized)	$22.33
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$23.69
Class C:
Net Asset Value and offering price per share ($39,137 ÷ 1,819 shares outstanding; 25,000,000 shares authorized)	$21.52 (a)
Class I:
Net Asset Value, offering, and redemption price per share ($1,245,547 ÷ 54,914 shares outstanding; 25,000,000 shares authorized)	$22.68

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $16,174)	$221,372

Total Investment Income	221,372

Expenses:
Investment advisory fees	95,947
Distribution fees - Class AAA	20,298
Distribution fees - Class A	416
Distribution fees - Class C	501
Registration expenses	31,415
Legal and audit fees	27,150
Shareholder communications expenses	25,336
Shareholder services fees	20,821
Directors’ fees	2,981
Custodian fees	2,571
Tax expense	752
Interest expense	89
Miscellaneous expenses	37,622

Total Expenses	265,899

Less:
Expenses reimbursed by Adviser (See Note 3)	(137,877)
Reimbursement for custody fees*	(20,203)

Total Reimbursements	(158,080)

Net Expenses	107,819

Net Investment Income.	113,553

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	373,541
Net realized loss on foreign currency transactions	(1,682)

Net realized gain on investments and foreign currency transactions	371,859

Net change in unrealized appreciation/depreciation on investments	(385,858)
on foreign currency translations	1,037

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(384,821)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(12,962)

Net Increase in Net Assets Resulting from Operations	$100,591

*	The Fund received a one time reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

7

The GAMCO Global Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$113,553	$10,522
Net realized gain on investments and foreign currency transactions	371,859	665,879
Net change in unrealized depreciation on investments and foreign currency translations	(384,821)	(649,317)

Net Increase in Net Assets Resulting from Operations	100,591	27,084

Distributions to Shareholders:
Net investment income
Class AAA	(93,645)	(38,490)
Class A	(1,905)	(740)
Class C	(440)	—
Class I	(19,219)	(12,347)

	(115,209)	(51,577)

Net realized gain
Class AAA	(333,251)	(74,970)
Class A	(7,242)	(1,588)
Class C	(1,741)	(458)
Class I	(52,445)	(10,622)

	(394,679)	(87,638)

Total Distributions to Shareholders	(509,888)	(139,215)

Capital Share Transactions:
Class AAA	(485,664)	(1,530,001)
Class A	(9,618)	(36,726)
Class C	(9,886)	20,563
Class I	47,799	593,614

Net Decrease in Net Assets from Capital Share Transactions	(457,369)	(952,550)

Redemption Fees	1	544

Net Decrease in Net Assets	(866,665)	(1,064,137)
Net Assets:
Beginning of year	10,081,247	11,145,384

End of year (including undistributed net investment income of $0 and $0, respectively)	$9,214,582	$10,081,247

See accompanying notes to financial statements.

8

The GAMCO Global Opportunity Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions		Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)		Portfolio Turnover Rate
Class AAA
2016	$23.45	$0.27	$(0.02)	$0.25	$(0.28)	$(1.01)	$(1.29)		$0.00	$22.41	1.1%	$7,764	1.14%	2.80%	1.38	%(d)(e)	4%
2015	23.71	0.01	0.05	0.06	(0.11)	(0.21)	(0.32)		0.00	23.45	0.2	8,596	0.03	2.67	2.02	(d)(f)	7
2014	23.99	0.08	(0.36)	(0.28)	—	—	—		—	23.71	(1.2)	10,226	0.33	2.72	2.00		9
2013	20.19	0.02	3.80	3.82	(0.02)	—	(0.02)		—	23.99	18.9	11,121	0.10	2.74	2.00		5
2012	17.67	0.12	2.53	2.65	(0.13)	—	(0.13)		0.00	20.19	15.0	9,651	0.65	2.91	2.00		6
Class A
2016	$23.35	$0.27	$(0.01)	$0.26	$(0.27)	$(1.01)	$(1.28)		$0.00	$22.33	1.1%	$166	1.14%	2.80%	1.39	%(d)(e)	4%
2015	23.61	0.02	0.03	0.05	(0.10)	(0.21)	(0.31)		0.00	23.35	0.1	183	0.08	2.67	2.02	(d)(f)	7
2014	23.90	0.08	(0.37)	(0.29)	—	—	—		—	23.61	(1.2)	220	0.35	2.72	2.00		9
2013	20.11	0.03	3.78	3.81	(0.02)	—	(0.02)		—	23.90	19.0	238	0.13	2.74	2.00		5
2012	17.61	0.11	2.53	2.64	(0.14)	—	(0.14)		0.00	20.11	15.0	220	0.57	2.91	2.00		6
Class C
2016	$22.60	$0.20	$(0.01)	$0.19	$(0.26)	$(1.01)	$(1.27)		$0.00	$21.52	0.9%	$39	0.87%	3.55%	1.66	%(d)(e)	4%
2015	22.94	(0.17)	0.04	(0.13)	—	(0.21)	(0.21)		0.00	22.60	0.6	51	(0.75)	3.42	2.77	(d)(f)	7
2014	23.40	(0.04)	(0.42)	(0.46)	—	—	—		—	22.94	(2.0)	31	(0.17)	3.46	2.75		9
2013	19.82	(0.14)	3.72	3.58	—	—	—		—	23.40	18.1	19	(0.65)	3.49	2.75		5
2012	17.36	(0.02)	2.48	2.46	0.00 (b)	—	(0.00	)(b)	—	19.82	14.2	17	(0.12)	3.66	2.75		6
Class I
2016	$23.71	$0.36	$(0.01)	$0.35	$(0.37)	$(1.01)	$(1.38)		$0.00	$22.68	1.5%	$1,246	1.50%	2.55%	1.01	%(d)(e)	4%
2015	23.87	0.21	0.08	0.29	(0.24)	(0.21)	(0.45)		0.00	23.71	1.2	1,251	0.88	2.42	1.02	(d)(f)	7
2014	24.04	0.21	(0.38)	(0.17)	—	—	—		—	23.87	(0.7)	668	0.86	2.46	1.48		9
2013	20.23	0.08	3.81	3.89	(0.08)	—	(0.08)		—	24.04	19.2	641	0.35	2.49	1.75		5
2012	17.70	0.17	2.55	2.72	(0.19)	—	(0.19)		0.00	20.23	15.4	537	0.90	2.66	1.75		6

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund incurred interest expense for the years ended December 31, 2016, 2015, 2014, 2013, and 2012 and the effect of interest expense was minimal.
(d)	The Fund incurred tax expense for the years ended December 31, 2016 and 2015. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.37% and 2.00% (Class AAA), and 1.38% and 2.00%(Class A), 1.65% and 2.75% (Class C), and 1.00% and 1.00% (Class I), respectively.
(e)	During the for year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.17% (Class AAA), 1.18% (Class A), 1.45% (Class C), and 0.80% (Class I).
(f)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, had such payments not been made, the expense ratios would have been 2.03% (Class AAA and Class A), 2.78% (Class C), and 1.03% (Class I).

See accompanying notes to financial statements.

9

The GAMCO Global Opportunity Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Opportunity Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

10

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. If fair value is adjusted from the local close, such securities are classified as Level 2 in the fair value hierarchy presented below. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Total Market Value at 12/31/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$9,162,286	$9,162,286
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$9,162,286	$9,162,286

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2016, foreign common stock was transferred from Level 2 to Level 1 due to the application of fair value procedures resulting from volatility in U.S. markets after the close of foreign markets. The beginning of period value of the securities that transferred from Level 2 to Level 1 during the period amounted to $4,504,427 or 45% of net assets as of December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2016 or December 31, 2015.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

11

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

12

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of foreign currency. These reclassifications have no impact on the NAV of the Fund. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2016, reclassifications were made to increase accumulated distributions in excess of net investment income by $623 and decrease net realized loss on investments and foreign currency transactions by $1,374, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Distributions paid from:
Ordinary income	$115,209	$50,253
Net long-term capital gains	394,679	88,962
Total distributions paid	$509,888	$139,215

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$838
Net unrealized appreciation on investments and foreign currency translations	4,256,418

Total	$4,257,256

At December 31, 2016, the differences between book basis and tax basis unrealized appreciation were primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

13

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2016:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$4,904,581	$4,479,784	$(222,079)	$4,257,705

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2016, the Fund recognized $752 in excise tax expense. As of December 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Effective May 18, 2016, the Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses with respect to Class AAA, A, and C shares to the extent necessary to maintain the total annual Fund operating expenses after fee waiver and expense reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes and extraordinary expenses) at no more than an annual rate of 1.00% through December 31, 2016. Thereafter, the Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least May 1, 2017, at no more than 2.00%, 2.00%, 2.75%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. For the year ended December 31, 2016, the Adviser reimbursed the Fund in the amount of $137,877. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, and 1.00% (effective August 25, 2014, 1.75% prior to August 25, 2014) of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. The agreement is renewable annually. At December 31, 2016, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $213,445.

For the year ended December 31, 2015, expiring December 31, 2017	$75,568
For the year ended December 31, 2016, expiring December 31, 2018	137,877

$213,445

14

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000 and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2016, other than short term securities and U.S. Government obligations, aggregated $380,522 and $1,288,419, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2016, the Distributor retained a total of $542 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2016.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 9, 2017 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bears interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30-DAY LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2016, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2016 was $2,536 with a weighted average interest rate of 1.26%. The maximum amount borrowed at any time during the year ended December 31, 2016 was $145,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2016 and 2015, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

15

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	7,369	$174,340	24,142	$573,496
Shares issued upon reinvestment of distributions	18,818	420,567	4,671	111,266
Shares redeemed	(46,341)	(1,080,571)	(93,536)	(2,214,763)

Net decrease	(20,154)	$(485,664)	(64,723)	$(1,530,001)

Class A
Shares sold	1,797	$42,329	1,299	$31,328
Shares issued upon reinvestment of distributions	411	9,147	98	2,328
Shares redeemed	(2,601)	(61,094)	(2,894)	(70,382)

Net decrease	(393)	$(9,618)	(1,497)	$(36,726)

Class C
Shares sold	40	$900	1,117	$25,500
Shares issued upon reinvestment of distributions	101	2,169	20	456
Shares redeemed	(575)	(12,955)	(233)	(5,393)

Net increase/(decrease)	(434)	$(9,886)	904	$20,563

Class I
Shares sold	1,133	$26,926	25,827	$619,046
Shares issued upon reinvestment of distributions	3,152	71,307	936	22,537
Shares redeemed	(2,115)	(50,434)	(1,996)	(47,969)

Net increase	2,170	$47,799	24,767	$593,614

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

16

The GAMCO Global Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The GAMCO Global Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Opportunity Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2017

17

The GAMCO Global Opportunity Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2016, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio manager.

Investment Performance. The Independent Board Members reviewed the short and medium term performance of the Fund against a peer group of global multi-cap growth funds, noting the Fund’s second quartile performance for the one year period and fourth quartile performance for the three and five year periods.

Profitability. The Independent Board Members reviewed summary data regarding the lack of profitability of the Fund to the Adviser both with and without the expense reimbursement arrangement in effect. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop or any losses or diminished profitability to the Adviser in prior years.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of global multi-cap growth funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios after waivers were higher than, and the Fund’s size was significantly lower than, average within this group and that the Adviser had been waiving substantial portions of its fees in order to make the Fund a more attractive investment. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable, particularly in light of the lack of profitability to the Adviser of managing the Fund, and that economies of scale were not a factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

18

The GAMCO Global Opportunity Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement. The Board Members based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

19

The GAMCO Global Opportunity Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Opportunity Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 74	Since 1993	31	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 72	Since 1993	10	Senior Vice President of G.research, LLC	—
INDEPENDENT DIRECTORS[5] :

E. Val Cerutti Director Age: 77	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	—

Anthony J. Colavita Director Age: 81	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 86	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 – 1995)	—

Werner J. Roeder, MD Director Age: 76	Since 1993	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 82	Since 1993	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza Director Age: 71	Since 2004	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

20

The GAMCO Global Opportunity Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 65	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010

Andrea R. Mango Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

21

Gabelli/GAMCO Funds and Your Personal Privacy Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GAMCO GLOBAL OPPORTUNITY FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

2016 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2016, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.285, $0.267, $0.256, and $0.371 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $394,679. For the year ended December 31, 2016, 69.83% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.00% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2016, the Fund passed through foreign tax credits of $0.036, $0.036, $0.036, and $0.036 per share to Class AAA, Class A, Class C, and Class I Shares, respectively.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL OPPORTUNITY FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Chief Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB403Q416AR

The GAMCO Global Telecommunications Fund

Annual Report — December 31, 2016

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Evan D. Miller, CFA Portfolio Manager BA, Northwestern University MBA, Booth School of Business, University of Chicago	Sergey Dluzhevskiy, CFA, CPA Portfolio Manager BS, Case Western Reserve University MBA, The Wharton School, University of Pennsylvania

To Our Shareholders,

For the year ended December 31, 2016, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Telecommunications Fund increased 2.7% compared with an increase of 6.1% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Telecommunication Services Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2016.

Performance Discussion (Unaudited)

The 5.9% full year gain for the telecommunications sector trailed the 7.9% appreciation for the MSCI AC World Index. North American telecoms gained 23.2% for the year, driven by the two largest index components AT&T (+23.6%) - (1.6% of net assets as of December 31, 2016) and Verizon (+15.5%) - (4.9%) and nearly double its 12.1% gain for the broader North American market. During the fourth quarter of 2016, sector momentum in North American telecoms was maintained (+4.4%) by investor optimism around a perceived “lighter regulatory touch” expected to be exercised by the new U.S. presidential administration, likely net benefits from potential tax reform, and robust deal activity. For most of the rest of the world, the telecom sector lagged broader market performance in 2016. In Europe, the sector declined in USD terms by 15.1% against a broad market that was essentially flat (-0.2%). Europe was the only region in which the sector traded down in each quarter of the year (including -5.3% in 4th quarter) as investors remained unconvinced by suggestions of improving competitive dynamics and disappointed by regulatory intervention and the absence of meaningful market consolidation. While Latin American telecoms were ahead by 4.2% for 2016 (4th quarter gain of 6.8%), they significantly trailed the broader market jump of 31.0%. Finally in Asia, ex-Japan the sector sold off in the 4th quarter -11.2%, resulting in a full year decline of 2.2% against the +6.6% for the MSCI Asia Index.

Our approach is multifaceted. We purchase companies that are attractively valued relative to what we estimate a buyer would be willing to pay for the entire company in a private transaction. When the gap between a company’s Private Market Value (“PMV”) and public market value widens, our risk/reward parameters improve. To maximize returns, our decision process requires the expectation of a trigger that will reduce this gap. However, we will not invest in just any “cheap” company. For most of our holdings, our selection is based on “bottom up” fundamental analysis, which requires strong cash flow and earnings power, positive industry dynamics, and good management with a track record of growing value for their shareholders.

Selected holdings that contributed positively to performance in 2016 were: U.S. Cellular Corp. (4.8% of net assets as of December 31, 2016). In November 2016, the company reported slightly stronger than expected revenues and EBITDA and reiterated its 2016 guidance. While postpaid net adds were softer than expected, prepaid customer additions were significantly ahead of estimates; Level 3 Communications, Inc. (4.0%) agreed to be acquired by Century Link (CTL) in a stock and cash transaction; Cincinnati Bell, Inc. (3.2%) gained on stronger than expected third quarter revenues and Fioptics net adds; and T- Mobile US Inc. (2.8%) delivered strong quarterly results, increased branded postpaid net addition guidance, and benefited from investor optimism around a potential “lighter touch” regulatory environment, which could increase chances of value enhancing merger and acquisition activity.

Some of our weaker performing stocks during the year were: KDDI Corp. (4.4%) which decline was largely due to the currency impact (with the yen depreciating vs. the dollar by approximately 14%); Liberty Global PLC (2.9%) which was impacted by continued euro and British pound depreciation versus the dollar as well as an indication from company management that 2016 operating cash flow growth rate would come in at the lower end of the guidance range; Vodafone Group PLC (2.1%) was impacted by the decline in sterling against the dollar following the UK referendum on the EU; and Millicom International Cellular SA (1.3%) reported softer than expected quarter revenues and continued intense wireless competition in Colombia.

Thank you for your investment in The GAMCO Global Telecommunications Fund.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through December 31, 2016 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(11/1/93)
Class AAA (GABTX)	2.65%	6.42%	2.16%	4.85%	7.13%
MSCI AC World Telecommunication Services Index	6.11	6.87	4.30	5.20	N/A
MSCI AC World Index	7.86	9.36	3.56	5.92(d)	6.47(d)
Class A (GTCAX)	2.51	6.39	2.16	4.85	7.13
With sales charge (b)	(3.38)	5.14	1.55	4.44	6.86
Class C (GTCCX)	1.87	5.62	1.39	4.07	6.56
With contingent deferred sales charge (c)	0.87	5.62	1.39	4.07	6.56
Class I (GTTIX)	2.95	6.69	2.40	5.02	7.24

In the current prospectuses dated April 29, 2016, the expense ratios for Class AAA, A, C, and I Shares are 1.63%, 1.63%, 2.38%, and 1.38%, respectively and effective December 1, 2016 through April 30, 2018, the net ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) are 1.63%, 1.63%, 2.38%, and 1.00%, respectively. See page 11 for the expense ratios for the year ended December 31, 2016. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns for Class I Shares would have been lower had the Adviser not reimbursed certain expenses. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, June 2, 2000, and January 11, 2008, respectively. The actual performance for the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Telecommunication Services Index is an unmanaged index that measures the performance of the global telecommunication securities from around the world. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	MSCI AC World Index since inception performance is a blend of Gross Performance excluding applicable taxes and Net Performance. This benchmark’s Net Performance began on December 29, 2000.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND (CLASS AAA SHARES)

AND MSCI AC WORLD INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

The GAMCO Global Telecommunications Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2016 through December 31, 2016	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2016.

	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period*

The GAMCO Global Telecommunications Fund

Actual Fund Return
Class AAA	$1,000.00	$ 977.00	1.64%	$ 8.15
Class A	$1,000.00	$ 975.60	1.64%	$ 8.14
Class C	$1,000.00	$ 973.10	2.39%	$11.85
Class I	$1,000.00	$ 978.40	1.31%	$ 6.51
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.89	1.64%	$ 8.31
Class A	$1,000.00	$1,016.89	1.64%	$ 8.31
Class C	$1,000.00	$1,013.12	2.39%	$12.09
Class I	$1,000.00	$1,018.55	1.31%	$ 6.65
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2016:

The GAMCO Global Telecommunications Fund

Diversified Telecommunications Services	46.6%
Wireless Telecommunications Services	30.1%
Other	23.5%

Other Assets and Liabilities (Net)	(0.2)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The GAMCO Global Telecommunications Fund

Schedule of Investments — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS — 99.5%
	DIVERSIFIED TELECOMMUNICATIONS SERVICES — 46.6%
	Africa/Middle East — 0.5%
34,000	Maroc Telecom	$567,455	$470,999
230,000	Pakistan Telecommunication Co. Ltd.	160,063	37,858

		727,518	508,857

	Asia/Pacific — 4.2%
230,000	Asia Satellite Telecommunications Holdings Ltd.†	494,215	286,517
9,600	DiGi.Com Berhad	14,361	10,336
127,500	First Pacific Co. Ltd.	66,567	89,116
4,100	First Pacific Co. Ltd., ADR	3,337	14,186
90,000	PCCW Ltd.	74,681	48,746
25,000	PLDT Inc., ADR	432,754	688,750
25,000	PT Telekomunikasi Indonesia, ADR	101,745	729,000
535,000	Singapore Telecommunications Ltd.	405,583	1,348,445
280,000	Telekom Malaysia Berhad	355,221	371,378
1,958,977	True Corp. Public Co. Ltd.	483,646	391,134
8,075	TT&T Public Co. Ltd., GDR(a)(b)	100,542	242

		2,532,652	3,977,850

	Europe — 14.5%
180,000	Deutsche Telekom AG, ADR	3,309,068	3,078,000
4,507	Hellenic Telecommunications Organization SA	63,853	42,367
2,000	Hellenic Telecommunications Organization SA, ADR	16,157	9,260
2,300	Iliad SA	310,270	442,215
20,000	Koninklijke KPN NV	52,583	59,243
3,000	Orange Belgium SA†	49,807	62,701
28,000	Orange SA, ADR	486,556	423,920
50,000	Pharol SGPS SA	20,575	10,895
65,000	Pharol SGPS SA, ADR	22,632	11,570
14,000	Proximus SA	428,402	403,208
5,000	Rostelecom PJSC, ADR	89,489	41,282
173,000	Sistema JSFC, GDR	1,821,594	1,557,000
23,000	Swisscom AG, ADR	580,806	1,028,928
585,000	Telecom Italia SpA†	2,245,206	515,427
31,000	Telecom Italia SpA, ADR†	660,220	275,590
212,500	Telefonica SA, ADR	1,889,671	1,955,000
113,000	Telekom Austria AG	1,230,634	667,309
55,000	Telenor ASA	825,562	821,623
399,000	Telia Co. AB	1,188,777	1,607,720
204,900	VimpelCom Ltd., ADR	451,303	788,865

		15,743,165	13,802,123

	Japan — 1.4%
23,000	Nippon Telegraph & Telephone Corp.	423,588	966,640

Shares		Cost	Market Value

9,000	Nippon Telegraph & Telephone Corp., ADR	$191,035	$378,630

		614,623	1,345,270

	Latin America — 1.7%
37,415,054	LIME†	499,070	232,301
1,700	Oi SA, ADR†	5,338	1,079
66,000	Telecom Argentina SA, ADR	331,665	1,199,220
705	Telefonica Brasil SA	12,612	7,885
6,221	Telefonica Brasil SA, ADR	44,430	83,237
3,066	Telefonica Brasil SA, Preference	80,331	41,524
7,636	Telefonica SA	123,328	70,893

		1,096,774	1,636,139

	North America — 24.3%
35,500	AT&T Inc.	480,078	1,509,815
26,000	CenturyLink Inc.	812,052	618,280
136,600	Cincinnati Bell Inc.†	2,891,795	3,053,010
280,000	EarthLink Holdings Corp.	1,446,616	1,579,200
100,000	Frontier Communications Corp.	389,320	338,000
45,000	General Communication Inc., Cl. A†	201,993	875,250
48,000	Internap Corp.†	140,448	73,920
67,500	Level 3 Communications Inc.†	1,854,940	3,804,300
12,000	Lumos Networks Corp.†	170,545	187,440
29,448	New ULM Telecom Inc.	345,467	283,437
52,000	Shenandoah Telecommunications Co.	164,562	1,419,600
102,500	Telephone & Data Systems Inc.	2,348,191	2,959,175
128,000	Telesites SAB de CV†	97,176	69,527
51,000	TELUS Corp., Toronto	596,703	1,623,841
88,000	Verizon Communications Inc.	3,048,090	4,697,440

		14,987,976	23,092,235

	TOTAL DIVERSIFIED TELECOMMUNICATIONS SERVICES	35,702,708	44,362,474

	WIRELESS TELECOMMUNICATIONS SERVICES — 29.4%
	Africa/Middle East — 0.8%
40,000	Econet Wireless Zimbabwe Ltd.	20,147	12,000
280,000	Global Telecom Holding SAE, GDR†	1,092,968	520,800
16,000	MTN Group Ltd.	138,186	146,990
175,000	Orascom Telecom Media and Technology Holding SAE, GDR†	384,753	59,325

		1,636,054	739,115

	Asia/Pacific — 3.0%
110,000	Axiata Group Berhad	203,286	115,738
33,000	China Mobile Ltd., ADR	403,064	1,730,190
34,000	China Unicom Hong Kong Ltd., ADR	238,442	392,700
666	Hutchison Telecommunications Hong Kong Holdings Ltd.	63	215

See accompanying notes to financial statements.

6

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	WIRELESS TELECOMMUNICATIONS SERVICES (Continued)
	Asia/Pacific (Continued)
240,000	PT Indosat Tbk†	$38,552	$114,901
22,000	SK Telecom Co. Ltd., ADR	424,743	459,800
40,000	TIME dotCom Berhad	81,175	69,550

		1,389,325	2,883,094

	Europe — 4.9%
8,000	Altice NV, Cl. A†	120,167	158,572
15,000	Bouygues SA	445,360	537,564
30,000	Millicom International Cellular SA, SDR	2,009,544	1,281,913
94,000	Turkcell Iletisim Hizmetleri A/S, ADR†	1,454,978	648,600
10,000	Videocon d2h Ltd., ADR†	83,390	83,100
81,000	Vodafone Group plc, ADR	3,065,166	1,978,830

		7,178,605	4,688,579

	Japan — 5.9%
165,000	KDDI Corp.	1,367,014	4,178,118
50,000	NTT DoCoMo Inc.	783,008	1,139,251
4,000	SoftBank Group Corp.	227,330	265,754

		2,377,352	5,583,123

	Latin America — 2.6%
151,000	America Movil SAB de CV, Cl. L, ADR	544,888	1,898,070
140,000	Tim Participacoes SA	398,176	336,805
18,156	Tim Participacoes SA, ADR	397,815	214,241

		1,340,879	2,449,116

	North America — 12.2%
12,200	ATN International Inc.	37,939	977,586
733	Charter Communications Inc., Cl. A†	92,055	211,045
2,750	Liberty Media Corp.-Liberty Media, Cl. A†	4,954	86,213
3,500	Liberty Media Corp.-Liberty Media, Cl. C†	30,411	109,655
3,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	6,674	103,560
3,000	Liberty Media Corp.-Liberty SiriusXM, Cl. C†	82,071	101,760
53,000	Rogers Communications Inc., Cl. B	246,501	2,044,740
88,000	Sprint Corp.†	474,912	740,960
47,000	T-Mobile US Inc.†	919,205	2,702,970
104,500	United States Cellular Corp.†	4,704,862	4,568,740

		6,599,584	11,647,229

	TOTAL WIRELESS TELECOMMUNICATIONS SERVICES	20,521,799	27,990,256

Shares		Cost	Market Value

	OTHER — 23.5%
	Africa/Middle East — 0.0%
504	Meikles Ltd.†	$203	$65

	Asia/Pacific — 0.8%
68,000	C.P. Pokphand Co. Ltd., ADR	52,895	202,232
27,360	Cheung Kong Property Holdings Ltd.	150,629	167,769
9,000	CJ Hellovision Co. Ltd.	77,205	69,821
27,360	CK Hutchison Holdings Ltd.	245,763	310,135
250,000	Dagang NeXchange Berhad	105,104	14,211

		631,596	764,168

	Europe — 7.5%
45,000	G4S plc	0	130,327
50,000	GN Store Nord A/S	365,047	1,035,752
1,224	Gusbourne plc†	1,210	837
19,000	InterXion Holding NV†	275,309	666,330
3,500	Kinnevik AB, Cl. A	95,608	86,246
79,000	Kinnevik AB, Cl. B	1,960,377	1,892,927
20,641	Liberty Global plc, Cl. A†	378,697	631,396
70,757	Liberty Global plc, Cl. C†	946,035	2,101,495
3,275	Liberty Global plc LiLAC, Cl. A†	68,868	71,919
8,944	Liberty Global plc LiLAC, Cl. C†	186,717	189,344
900	Marlowe plc†	521	4,270
800	National Grid plc, ADR	49,138	46,664
2,000	NOS SGPS SA	16,132	11,870
18,035	PostNL NV, ADR†	215,936	76,649
3,500	Rocket Internet SE†	73,797	70,499
20,000	Telegraaf Media Groep NV	423,363	100,002
12,000	Waterloo Investment Holdings Ltd.†	1,432	480

		5,058,187	7,117,007

	Japan — 0.4%
5,200	Furukawa Electric Co. Ltd.	169,700	152,163
15,000	Tokyo Broadcasting System Holdings Inc.	237,742	240,000

		407,442	392,163

	Latin America — 0.3%
16,000	Grupo Televisa SAB, ADR	381,453	334,240

	North America — 14.5%
5,500	AMC Networks Inc., Cl. A†	133,859	287,870
7,400	Cogeco Inc.	144,351	312,612
11,500	Comcast Corp., Cl. A	227,428	794,075
170	CommerceHub Inc., Cl. A†	1,802	2,552
341	CommerceHub Inc., Cl. C†	3,615	5,125
13,000	Communications Sales & Leasing Inc.†	282,798	330,330
13,000	CyrusOne Inc.	228,726	581,490
7,500	Discovery Communications Inc., Cl. C†	197,681	200,850

See accompanying notes to financial statements.

7

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	North America (Continued)
65,000	DISH Network Corp., Cl. A†	$1,567,702	$3,765,450
11,000	EchoStar Corp., Cl. A†	311,530	565,290
3,100	Equinix Inc.	354,732	1,107,971
40,000	Gogo Inc.†	559,981	368,800
1,000	Harman International Industries Inc.	109,770	111,160
3,125	Liberty Broadband Corp., Cl. A†	9,703	226,437
5,167	Liberty Broadband Corp., Cl. C†	70,498	382,720
480	Liberty Expedia Holdings Inc., Cl. A†	16,702	19,042
23,000	Liberty Interactive Corp. QVC Group, Cl. A†	345,170	459,540
1,100	Liberty Media Corp.-Liberty Braves, Cl. A†	2,477	22,539
2,655	Liberty Media Corp.-Liberty Braves, Cl. C†	27,268	54,666
14,720	Liberty Ventures, Cl. A†	490,885	542,726
16,500	MSG Networks Inc., Cl. A†	104,028	354,750
5,200	The Madison Square Garden Co, Cl. A†	253,389	891,852
9,700	Time Warner Inc.	581,110	936,341
2,000	Twenty-First Century Fox Inc., Cl. B	18,524	54,500
36,000	Yahoo! Inc.†	816,429	1,392,120

		6,860,158	13,770,808

	TOTAL OTHER	13,339,039	22,378,451

	TOTAL COMMON STOCKS	69,563,546	94,731,181

	WARRANTS — 0.7%
	WIRELESS TELECOMMUNICATIONS SERVICES — 0.7%
	Asia/Pacific — 0.7%
151,500	Bharti Airtel Ltd., expire 11/30/20†(a)	829,584	681,734

	TOTAL INVESTMENTS — 100.2%	$70,393,130	95,412,915

	Other Assets and Liabilities (Net) — (0.2)%		(169,736)

	NET ASSETS — 100.0%		$95,243,179

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the market value of Rule 144A securities amounted to $681,976 or 0.72% of total net assets.

(b)

At December 31, 2016, the Fund held an investment in a restricted and illiquid security amounting to $242 or 0.00% of net assets, which was valued under methods approved by the Board of Directors as follows:

				12/31/16
				Carrying
				Value
Acquisition		Acquisition	Acquisition	Per
Shares	Issuer	Date	Cost	Share
8,075	TT&T Public Co. Ltd., GDR	03/31/94	$ 100,542	$0.0300

†	Non-income producing security.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
PJSC	Public Joint Stock Company
SDR	Swedish Depositary Receipt

	% of
	Market	Market
Geographic Diversification	Value	Value

United States	46.6%	$44,459,552

Europe	27.2	25,958,890

Japan	7.6	7,320,555

Asia/Pacific	7.0	6,675,898

Latin America	6.6	6,277,646

Canada	4.2	3,981,193

Africa/Middle East	0.8	739,181

	100.0%	$95,412,915

See accompanying notes to financial statements.

8

The GAMCO Global Telecommunications Fund

Statement of Assets and Liabilities December 31, 2016
Assets:
Investments, at value (cost $70,393,130)	$95,412,915
Foreign currency, at value (cost $1,795)	1,797
Cash	131
Receivable for investments sold	227,544
Receivable for Fund shares sold	123,671
Receivable from Adviser	899
Dividends receivable	166,583
Prepaid expenses	27,710

Total Assets	95,961,250

Liabilities:
Payable for Fund shares redeemed	167,184
Payable for investment advisory fees	80,975
Payable for distribution fees	19,813
Payable for accounting fees	7,500
Line of credit payable	363,000
Deferred tax liabilities	2,681
Other accrued expenses	76,918

Total Liabilities	718,071

Net Assets (applicable to 4,662,493 shares outstanding)	$95,243,179

Net Assets Consist of:
Paid-in capital	$71,386,375
Accumulated distributions in excess of net investment income	(273,746)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(881,001)
Net unrealized appreciation on investments (a)	25,017,104
Net unrealized depreciation on foreign currency translations	(5,553)

Net Assets	$95,243,179

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($87,893,248 ÷ 4,301,979 shares outstanding; 150,000,000 shares authorized)	$20.43

Class A:
Net Asset Value and redemption price per share ($660,909 ÷ 32,115 shares outstanding; 50,000,000 shares authorized)	$20.58

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$21.84

Class C:
Net Asset Value and offering price per share ($328,105 ÷ 16,529 shares outstanding; 50,000,000 shares authorized)	$19.85	(b)

Class I:
Net Asset Value, offering, and redemption price per share ($6,360,917 ÷ 311,870 shares outstanding; 50,000,000 shares authorized)	$20.40

(a)	Includes deferred Thailand capital gains tax of $2,681.
(b)	Redemption price varies based on the length of time held.

Statement of Operations For the Year Ended December 31, 2016
Investment Income:
Dividends (net of foreign withholding taxes of $238,376)	$2,500,249
Interest	3,194

Total Investment Income	2,503,443

Expenses:
Investment advisory fees	1,024,616
Distribution fees - Class AAA	242,726
Distribution fees - Class A	7,700
Distribution fees - Class C	3,888
Shareholder services fees	119,405
Shareholder communications expenses	63,035
Registration expenses	45,342
Accounting fees	45,000
Legal and audit fees	44,171
Custodian fees	39,216
Directors’ fees	31,698
Interest expense	2,541
Miscellaneous expenses	20,464

Total Expenses	1,689,802

Less:
Expenses paid indirectly by broker (See Note 6)	(2,034)
Expense reimbursements (See Note 3)	(899)
Reimbursement for custody fees*	(427,185)

Total Credits and Reimbursements	(430,118)

Net Expenses	1,259,684

Net Investment Income	1,243,759

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	4,987,165
Net realized loss on foreign currency transactions	(4,820)

Net realized gain on investments and foreign currency transactions	4,982,345

Net change in unrealized appreciation/depreciation:
on investments (a)	(3,216,639)
on foreign currency translations	255

Net change in unrealized appreciation on investments and foreign currency translations	(3,216,384)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	1,765,961

Net Increase in Net Assets Resulting from Operations	$3,009,720

*	The Fund received a one time reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

9

The GAMCO Global Telecommunications Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$1,243,759	$1,251,303
Net realized gain on investments and foreign currency transactions	4,982,345	6,330,542
Net change in unrealized appreciation on investments and foreign currency translations	(3,216,384)	(10,048,680)

Net Increase/(Decrease) in Net Assets Resulting from Operations	3,009,720	(2,466,835)

Distributions to Shareholders:
Net investment income
Class AAA	(1,163,838)	(1,212,005)
Class A	(2,890)	(10,098)
Class C	(1,507)	(1,282)
Class I	(89,810)	(31,290)

	(1,258,045)	(1,254,675)

Net realized gain
Class AAA	(4,630,068)	(6,593,997)
Class A	(34,850)	(55,839)
Class C	(17,760)	(29,761)
Class I	(293,288)	(138,177)

	(4,975,966)	(6,817,774)

Return of capital
Class AAA	(78,376)	(25,078)
Class A	(195)	(209)
Class C	(101)	(27)
Class I	(6,048)	(647)

	(84,720)	(25,961)

Total Distributions to Shareholders	(6,318,731)	(8,098,410)

Capital Share Transactions:
Class AAA	(9,903,085)	(4,466,759)
Class A	(619,337)	(188,139)
Class C	(101,536)	(138,533)
Class I	4,854,670	414,193

Net Decrease in Net Assets from Capital Share Transactions	(5,769,288)	(4,379,238)

Redemption Fees	5,759	288

Net Decrease in Net Assets	(9,072,540)	(14,944,195)
Net Assets:
Beginning of year	104,315,719	119,259,914

End of year (including undistributed net investment income of $0 and $0, respectively)	$95,243,179	$104,315,719

See accompanying notes to financial statements.

10

The GAMCO Global Telecommunications Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement	Portfolio Turnover Rate
Class AAA
2016	$21.30	$0.27	$ 0.29	$ 0.56	$(0.28)	$(1.13)	$(0.02)	$(1.43)	$0.00	$20.43	2.7%	$ 87,893	1.23%	1.65%	1.65%(c)(d)	9%
2015	23.63	0.26	(0.82)	(0.56)	(0.27)	(1.49)	(0.01)	(1.77)	0.00	21.30	(2.5)	101,187	1.08	1.63	1.63(c)	5
2014	24.85	0.35	(0.66)	(0.31)	(0.38)	(0.53)	—	(0.91)	0.00	23.63	(1.3)	115,860	1.43	1.61	1.61	3
2013	20.20	0.37	4.65	5.02	(0.37)	—	—	(0.37)	0.00	24.85	24.9	137,545	1.66	1.64	1.64	3
2012	18.60	0.33	1.64	1.9	(0.37)	—	—	(0.37)	0.00	20.20	10.6	117,767	1.71	1.70	1.70	2
Class A
2016	$21.29	$0.15	$ 0.38	$ 0.53	$(0.09)	$(1.13)	$(0.02)	$(1.24)	$0.00	$20.58	2.5%	$ 661	0.68%	1.65%	1.65%(c)(d)	9%
2015	23.61	0.26	(0.81)	(0.55)	(0.27)	(1.49)	(0.01)	(1.77)	0.00	21.29	(2.5)	846	1.08	1.63	1.63(c)	5
2014	24.83	0.39	(0.70)	(0.31)	(0.38)	(0.53)	—	(0.91)	0.00	23.61	(1.3)	1,114	1.53	1.61	1.61	3
2013	20.19	0.36	4.65	5.01	(0.37)	—	—	(0.37)	0.00	24.83	24.8	1,678	1.61	1.64	1.64	3
2012	18.59	0.32	1.65	1.97	(0.37)	—	—	(0.37)	0.00	20.19	10.6	1,290	1.65	1.70	1.70	2
Class C
2016	$20.71	$0.09	$ 0.30	$ 0.39	$(0.10)	$(1.13)	$(0.02)	$(1.25)	$0.00	$19.85	1.9%	$ 328	0.42%	2.40%	2.40%(c)(d)	9%
2015	22.98	0.08	(0.79)	(0.71)	(0.06)	(1.49)	(0.01)	(1.56)	0.00	20.71	(3.2)	441	0.36	2.38	2.38(c)	5
2014	24.17	0.19	(0.67)	(0.48)	(0.18)	(0.53)	—	(0.71)	0.00	22.98	(2.0)	621	0.76	2.36	2.36	3
2013	19.64	0.20	4.50	4.70	(0.17)	—	—	(0.17)	0.00	24.17	23.9	814	0.92	2.39	2.39	3
2012	18.10	0.19	1.58	1.77	(0.23)	—	—	(0.23)	0.00	19.64	9.8	815	0.99	2.45	2.45	2
Class I
2016	$21.27	$0.30	$ 0.33	$ 0.63	$(0.35)	$(1.13)	$(0.02)	$(1.50)	$0.00	$20.40	3.0%	$ 6,361	1.41%	1.40%	1.35%(c)(d)(e)	9%
2015	23.60	0.30	(0.79)	(0.49)	(0.34)	(1.49)	(0.01)	(1.84)	0.00	21.27	(2.2)	1,842	1.26	1.38	1.38(c)	5
2014	24.83	0.37	(0.62)	(0.25)	(0.45)	(0.53)	—	(0.98)	0.00	23.60	(1.1)	1,665	1.45	1.36	1.36	3
2013	20.18	0.43	4.64	5.07	(0.42)	—	—	(0.42)	0.00	24.83	25.2	1,811	1.94	1.39	1.39	3
2012	18.58	0.39	1.63	2.02	(0.42)	—	—	(0.42)	0.00	20.18	10.9	1,016	1.96	1.45	1.45	2

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2016 and 2015, there was no impact on the expense ratios.
(d)	During the year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.22% (Class AAA), 1.54% (Class A), 1.99% (Class C), and 0.95% (Class I).
(e)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed certain Class I expenses to the Fund of $899 for the year ended December 31, 2016.

See accompanying notes to financial statements.

11

The GAMCO Global Telecommunications Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Telecommunications Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

12

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
DIVERSIFIED TELECOMMUNICATIONS SERVICES
Asia/Pacific	$ 3,586,474	$ 391,134	$242	$ 3,977,850
Other Regions (a)	40,384,624	—	—	40,384,624
WIRELESS TELECOMMUNICATIONS SERVICES (a)	27,990,256	—	—	27,990,256
OTHER
Africa/Middle East	—	65	—	65
Europe	7,116,527	—	480	7,117,007
Other Regions (a)	15,261,379	—	—	15,261,379
Total Common Stocks	94,339,260	391,199	722	94,731,181
Warrants (a)	—	681,734	—	681,734
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$94,339,260	$1,072,933	$722	$95,412,915

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1 and Level 2 during the year ended December 31, 2016. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities.

13

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual

14

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2016, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses and recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2016, reclassifications were made to decrease accumulated distributions in excess of net investment income by $19,456 and decrease accumulated distributions in excess of net realized gain on investments and foreign currency transactions by $845, with an offsetting adjustment to paid-in capital.

15

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Distributions paid from:
Ordinary income	$1,299,323	$1,254,675
Net long term capital gains	4,934,688	6,817,774
Return of Capital	84,720	25,961

Total distributions paid	$6,318,731	$8,098,410

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$23,856,804

Total	$23,856,804

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2016, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments no longer considered a passive foreign investment company.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2016.

		Gross Unrealized	Gross Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$71,547,877	$51,071,107	$(27,206,069)	$23,865,038

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

16

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

Effective December 1, 2016, the Adviser has agreed to amend its contractual agreement with respect to Class I shares of the Fund to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual operating expenses after fee waiver and expense reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00% of the value of its average daily net assets. For the year ended December 31, 2016, the Adviser reimbursed certain Class I expenses in the amount of $899. This arrangement is in effect through April 30, 2018.

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2016, other than short term securities and U.S. Government obligations, aggregated $9,466,793 and $21,037,548, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2016, the Fund paid brokerage commissions on security trades of $13,585 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $376 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,034.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 9, 2017 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bears interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30-DAY LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2016, the amount of $363,000 borrowings was outstanding under the line of credit.

17

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2016 was $94,125 with a weighted average interest rate of 1.08%. The maximum amount borrowed at any time during the year ended December 31, 2016 was $4,329,000.

8. Capital Stock. The Fund offers four classes of shares–Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2016 and 2015, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	35,018	$749,451	268,069	$6,470,129
Shares issued upon reinvestment of distributions	273,021	5,577,825	343,926	7,428,803
Shares redeemed	(755,902)	(16,230,361)	(765,725)	(18,365,691)

Net decrease	(447,863)	$(9,903,085)	(153,730)	$(4,466,759)

Class A
Shares sold	748,844	$16,390,157	1,631	$39,509
Shares issued upon reinvestment of distributions	1,296	26,665	2,434	52,540
Shares redeemed	(757,757)	(17,036,159)	(11,497)	(280,188)

Net decrease	(7,617)	$(619,337)	(7,432)	$(188,139)

Class C
Shares sold	1,808	$37,916	797	$18,779
Shares issued upon reinvestment of distributions	882	17,501	1,438	30,192
Shares redeemed	(7,435)	(156,953)	(7,981)	(187,504)

Net decrease	(4,745)	$(101,536)	(5,746)	$(138,533)

Class I
Shares sold	222,024	$4,802,848	49,634	$1,207,582
Shares issued upon reinvestment of distributions	16,218	330,850	5,641	121,680
Shares redeemed	(12,962)	(279,028)	(39,247)	(915,069)

Net increase	225,280	$4,854,670	16,028	$414,193

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

18

The GAMCO Global Telecommunications Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The GAMCO Global Telecommunications Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Telecommunications Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2017

19

The GAMCO Global Telecommunications Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2016, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers .

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund against a peer group of global telecommunications funds, noting that the Fund’s performance was in the fourth quartile in its peer group for the one, three, and five year periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative charge and with a standalone administrative charge. The Independent Board Members also noted that a substantial portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Lipper peer group of global telecommunication funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s expense ratio was below average and the Fund’s size was above average within this group. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a performance record that was satisfactory. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

20

The GAMCO Global Telecommunications Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) Continued)

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement. The Board Members based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

21

The GAMCO Global Telecommunications Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Telecommunications Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 74	Since 1993	31	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 72	Since 1993	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 77	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	—

Anthony J. Colavita Director Age: 81	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 86	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 – 1995)	—

Werner J. Roeder, MD Director Age: 76	Since 1993	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Director Age: 82	Since 1993	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 71	Since 2004	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

22

The GAMCO Global Telecommunications Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 65	Since 2003

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010

Andrea R. Mango Secretary Age: 44	Since 2013

Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006

President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

23

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Evan D. Miller, CFA, joined G.research, LLC in 2002 as a research analyst following the telecommunications industry on a global basis. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and of the Fund. Prior to joining Gabelli, his career spanned nearly a quarter century in the telecommunications industry with corporate strategy and business development positions. Mr. Miller holds an M.B.A. in Finance from the University of Chicago and a B.A. in Economics from Northwestern University.

Sergey Dluzhevskiy, CFA, CPA, joined G.research, LLC in 2005 as a research analyst covering the North American telecommunications industry. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and of the Fund. Prior to joining Gabelli, Mr. Dluzhevskiy was a senior accountant at Deloitte. He received his undergraduate degree from Case Western Reserve University and a Master’s of Business Administration at the Wharton School of the University of Pennsylvania.

2016 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2016, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.294, $0.103, $0.105, and $0.356, per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $4,934,688, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2016, 42.57% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.17% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2016, the Fund passed through foreign tax credits of $0.049, $0.049, $0.049, and $0.049 per share to Class AAA, Class A, Class C, and Class I Shares, respectively.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2016 which was derived from U.S. Treasury securities was 0.21%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2016. The percentage of U.S. Government securities held as of December 31, 2016 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, LLC

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB401Q416AR

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $102,801for 2015 and $109,600 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,400 for 2015 and $14,800 for 2016. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $3,208 for 2015 and $2,660 for 2016. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $48,438 for 2015 and $46,421 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GAMCO Global Series Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/08/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/08/2017

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/08/2017

* Print the name and title of each signing officer under his or her signature.